                                                                    Exhibit 10.9

                              AGREEMENT OF LEASE

          AGREEMENT OF LEASE made this 8th day of February, 1983, by and between SHONK LAND COMPANY LIMITED PARTNERSHIP, a West Virginia limited partnership ("Lessor"), and LAWSON W. HAMILTON, JR., ("Lessee").

          WHEREAS, Lessor owns all of the coal underlying and in the property described in Schedule A and proposes to lease same or that portion of same as hereinafter described:

         NOW, THEREFORE, THIS AGREEMENT WITNESSETH:

          1. For and in consideration of the rents and royalties reserved and to be paid to Lessor by Lessee, and on the terms, conditions, covenants and agreements set forth herein, Lessor does hereby demise and lease to Lessee for the purposes hereinafter set forth the land and property mentioned and generally described in Schedule A attached hereto (including the map attached as a part of Schedule A). The land generally described in Schedule A is referred to as "Leased Premises" and the coal therein as "Leased Coal".

                                SURFACE RIGHTS
                                --------------

          2. With respect to that portion of the Leased Premises where Lessor owns the surface and the minerals (other than oil and gas), Lessor grants to Lessee, for the purpose of mining, removing, gathering, storing, preparing for market, transporting and shipping coal from the Leased premises and any other lands whatsoever, such mining rights, auxiliary privileges and easements as may be necessary and convenient to the Lessee. Said grant of easements shall be non-exclusive and shared with Lessor's other Lessees whether existing or created hereafter.

          Without limiting the generality of this grant of rights incidental and auxiliary to mining said coal, it is understood that the grant herein of said coal is made together with the right to mine only the deep mining and punch mining methods, and, where Lessor has the necessary surface rights, by strip mining, all the coal without liability for depriving the surface or any strata of the Leased Premises of lateral or subjacent support; the right to haul through, over and under the Leased Premises coal produced from the Leased Premises and from any other lands whatsoever as provided hereinafter and to store refuse from any coal in the workings and passageways in the Leased Premises; the right to use so much of the surface of the Leased Premises (where Lessor owns the surface) and all roadways, power lines, etc., presently located thereon as Lessee may desire for the creation, maintenance and operation of mining structures, buildings, cleaning and preparation plants with appurtenant facilities including, but not limited to tipples, railroad sidings, loading facilities, shops and offices, and power lines, tracks, tramways and equipment, and for drainage, ventilation, haulage, refuse dumps and other purposes in connection with the mining and removal of the Leased Coal and of coal produced from lands other than the Leased Premises. And the right to use, in connection with mining operations of the

Lessee on, in or under the Leased Premises, sand, rock, water and other substances found on, in or under the Leased Premises the removal of which will facilitate orderly mining and carrying away of the Leased Coal, all insofar as the Lessor has the right to release without liability for injury or damage that may result to springs, wells or watercourses in, on or under the Leased Premises. Lessee covenants that he will at all times during the term of this lease keep all buildings, tipples, structures, machinery and equipment used in his operations as well as his workings underground in good order and repair and will from time to time make such replacements, renewals and additions as may be reasonably necessary to enable Lessee at all times to perform his obligations hereunder according to improvements made from time to time in the art of coal mining and coal preparation.

          With respect to that portion of the Leased Premises where Lessor does not at the date of this Lease own the surface, or owns the surface subject to existing easements, public or private, Lessor grants to Lessee the same mining rights, privileges and easements as Lessor possesses or has the right to utilize and that this leasehold is subject to all out conveyances of record that may hereintofore have been made by the Lessor or by its predecessors in title; to any and all easements of record or apparent on the ground; to such property rights. if any, as may have been acquired by other parties by adverse possession; to the rights of parties in possession; to any existing oil and gas lease or leases made by the Lessor it being understood that in no instance does the Lessor intend or purport to grant to Lessee any right not possessed by Lessor.

          There is specifically excluded by Lessor the right of Lessee to mine by what is commonly known as the auger method without the written consent of Lessor, however, the thin seam mining method or any method similar to the thin seam mining method is not to be considered auger mining.

          EXCEPTING AND RESERVING, NEVERTHELESS, to the Lessor, its successors and assigns, all rights not specifically granted herein including, but not limited to:

          (a) all oil and gas within or underlying the demised premises, together with the right to drill and bore for and sink shafts for the purpose of testing and exploring for and removing oil and gas, and the right to market and remove oil and gas when found and to lay pipe lines and erect and install such other structures, machinery or appliances on demised premises as may be necessary for the removal of oil and gas.

          (b) the non-exclusive use of existing roads and the right to construct and maintain other roads.

          (c) all the dwellings and trailer lots which are situate on the demised premises.

          (d) Lessee shall not cut or remove any timber growing on the Leased Premises except with the written consent of Lessor. All timber which shall be cut or removed shall be cut in lengths designated by Lessor. Title to all timber, including that cut with permission of Lessor, is reserved to Lessor.

           (e) the surface of said land not required by Lessee for its operations, subject, however, to the Lessee's rights given hereunder.

The reserved rights shall be exercised in such a way as not to interfere unreasonably with the operations, rights and privileges of the Lessee herein granted.

                               EXCHANGE OF LANDS
                               -----------------

          3. This Lease is made subject to the right of the Lessor with the approval of Lessee to make exchanges of small parts or portions of any of the Leased Premises or of all or any of the veins or seams of coal hereby leased with the owners of adjoining property or the owners of any seam adjoining the exterior boundary lines of the Leased Premises for the purpose of consolidating some of the holdings. If any such exchanges are made, coal acquired by the Lessor in such exchange shall automatically be included in and become a part of this Lease and the coal embraced herein exchanged by the Lessor shall automatically be released and excluded from this Lease. Lessor hereby grants to the Lessee the right to penetrate any and all seams to the boundary lines of adjoining properties in which the Lessee has the right to mine coal, but not to remove coal of adjoining property owners not under lease by Lessee.

                                     TERM
                                     ----

          4. The initial term of this Lease shall expire February 8, 1988, except that Lessee shall have the right to terminate this Lease as of the last day of the sixth calendar month after notice of such termination in writing to the Lessor not less than 30 days prior to such date. Such termination by the Lessee shall relieve Lessee of the requirements for making any payments which fall due following the termination, other than tonnage royalty payments for coal mined prior to the termination date and any other payments then due. Lessee shall have options to renew or extend this Lease, on the same terms and conditions, except as to term and royalties for three (3) successive five (5) year periods after February 8, 1988 and for additional five (5) year terms commencing with February 8, 2003 as provided for in paragraph 6 herein, provided Lessee has fully performed his covenants hereunder, and gives Lessor written notice of his intent to renew not less than one hundred twenty (120) days before the expiration of each, preceding term.

          IN CONSIDERATION WHEREOF, the Lessee does hereby covenant, promise and agree to and with the Lessor as follows:

                               TONNAGE ROYALTIES
                               -----------------

          5. The Lessee shall pay to the Lessor during each year of the initial term and each year of any renewal term exercised by Lessee under this Lease as tonnage royalty for each and every ton of two thousand (2,000) pounds of coal mined and removed from the Leased Premises and for coal used on the premises, except such coal as is used by the Lessee in the processing and preparation of coal for market, the following percentages of the gross sale price, as such term is hereinafter defined, for each net ton mined and removed from the Leased Premises during the Lease Year:

          (a) Eleven and three fourths Percent (11 3/4%) of the first one hundred thousand (100,000) tons mined each Lease Year.

              Ten and three fourths Percent (10 3/4%} of the second one hundred thousand (100,000) tons mined each Lease Year.

              Nine and three fourths Percent (9 3/4%) of the third one hundred thousand (100,000) tons mined each Lease Year.

              Eight and three fourths Percent (8 3/4%) of the fourth one hundred thousand (100,000) tons mined each Lease Year.

              Seven and three fourths Percent (7 3/4%) of the fifth one hundred thousand (100,000) tons mined each Lease Year.

              Six and three fourths Percent (6 3/4%) of the sixth one hundred thousand (100,000) tons mined each Lease Year.

              Five and three fourths Percent (5 3/4%) of all coal mined in any Lease Year in excess of six hundred thousand (600,000) tons.

          (b) As used herein "gross sale price" shall mean the bona fide sales price receivable by Lessee for the coal without deduction for selling expenses or commissions less "Allowable Transportation Cost." The term Allowable Transportation Cost shall mean either:

                (i) the actual transportation costs incurred by Lessee for transportation of the coal outside of the Leased Premises, if such transportation is done by unaffiliated third parties or

                (ii) if Lessee transports the coal off the Leased Premises, the sum which an unaffiliated third party would charge for transportation outside of the Leased Premises.

          (c) if any coal is sold but not at arm's length the royalty shall be computed at its fair market value as determined by Lessor's Engineer.

The tonnage royalty shall be paid on the 25th day of each month covering production of the preceding month. In addition to the foregoing tonnage royalties and in the event Lessee shall acquire the right to use the coal processing facility presently located on the Leased Premises or shall erect a coal processing facility, Lessee shall pay to Lessor a royalty of 1/2 of 1% of the gross sales price for each ton of foreign coal (coal not mined on the Leased Premises) processed through the Bethlehem Steel Corporation coal processing facility or any other coal processing facility erected on the Leased Premises, such payment to be made con-currently with tonnage royalty payments heretofore specified. Lessee shall not be required to process coal through said facility or to make such 1/2 of 1% royalty payment if Lessee, for any reason, does not process coal through said facility. Lessee shall have the right to move coal from other lands onto or across the Leased Premises provided, however, that Lessor shall receive a wheelage fee for such coal equal to 1/2 of 1% of the gross sale price of said coal. If foreign coal is processed through Bethlehem's or any other coal processing facility on the Leased Premises then the payment to Lessor shall be a total of 1% of the gross sale price being 1/2% of 1% for wheelage and 1/2% of 1% for processing foreign coal. It is understood that either through the process now or heretofore employed in the obtaining of coal mined or by other cleaning plant or plants later erected thereon, there has already accumulated and will be produced in the future, certain slate, red dog, refuse and like by-products of mining and that some commercial salvage or use may be made or obtained from said accumulations, present and future, and Lessee is granted the right to sell or dispose of such products. It is agreed that the Lessee shall pay to Lessor a sum equal to 10% of the gross selling price for all such product from all sources F.O.B. the mine. Anything contained in the preceding sentence to the contrary notwithstanding, any coal produced from all sources by using refuse and like by-products from the Leased Premises shall be paid for in the same manner and at the same royalty rate as coal mined and produced and shipped from the Leased Premises .

                               MINIMUM ROYALTIES
                               -----------------

6. The Lessee shall pay to Lessor in respect to each 12-month period (the "Lease Year"} a minimum annual royalty payable in full on the dates specified and in the amounts set forth as follows:


Lease Year              Royalty Amount               Date Payable
----------              --------------               ------------
No. 1                     $150,000                   February 8, 1983
No. 1                     $ 50,000                   August 8, 1983
No. 2                     $ 75,000                   February 8, 1984
No. 2                     $ 75,000                   May 8, 1984
No. 2                     $ 75,000                   August 8, 1984
No. 2                     $ 75,000                   November 8, 1984
No. 3                     $100,000                   February 8, 1985
No. 3                     $100,000                   May 8, 1985
No. 3                     $100,000                   August 8, 1985
No. 3                     $100,000                   November 8, 1985
No. 4                     $125,000                   February 8, 1986
No. 4                     $125,000                   May 8, 1986
No. 4                     $125,000                   August 8, 1986
No. 4                     $125,000                   November 8, 1986
No. 5                     $l50,000                   February 8, 1987
No. 5                     $150,000                   May 8, 1987
No. 5                     $150,000                   August 8, 1987
No. 5                     $150,000                   November 8, 1987

          The minimum annual royalty for the first Lease Year shall be due and payable in two (2} installments, the first of which shall be delivered upon the execution of this lease in the amount of $150,000 and the second in the amount of $50,000 shall become due and payable on the 8th day of August, 1983 (the "Second Payment Date"). Failure to make this payment or any other payment required to be made by Lessee under the provisions of this lease shall constitute grounds for forfeiture of this lease and subject to the provisions of paragraph 17.

          On the Lease Year beginning February 8, 1984 and for each Lease Year thereafter during the initial five (5) year term the minimum annual royalty shall be paid in equal quarterly installments, in advance, on the 8th day of February, May, August and November of each year in the amounts set forth hereinabove.

          In the event Lessee shall exercise his right to renew or extend this lease at the expiration of the initial term or at expiration of a renewal term, the Lessee shall pay to Lessor for each and every year during each Lease Year of the first three (3) renewal terms a minimum annual royalty of Seven Hundred Thousand Dollars ($700,000). Said minimum annual royalty shall be payable in advance in equal quarterly payments of One Hundred Seventy-Five Thousand Dollars ($175,000) on the 8th day of each February, May, August and November of each Lease Year commencing February 8, 1988.

          Commencing with February 8, 2003, if this lease is then in existence, Lessee shall have the option to renew or extend this lease for successive terms of five (5) years each upon the same terms and conditions except the minimum annual royalty for each and every year during each Lease Year of any renewal term shall be the sum of One Million Fifty Thousand Dollars ($1,050,000.00) payable in advance in equal quarterly payments of Two Hundred Sixty-Two Thousand Five Hundred Dollars ($262,500) on the 8th day of February, May, August and November of each Lease Year, but after February 8, 2003 this lease shall terminate when all of the mineable and merchantable coal in the seams in the demised premises shall have been mined and removed therefrom, and when Lessee shall no longer have need of the demised premises or any part thereof for the mining or transporting or processing or handling of coal from other lands or leaseholds. "Mineable and merchantable coal" as used herein means coal which can be mined and marketed at a reasonable profit to Lessee at the time such coal is reached in the course of Lessee's mining operations by the use of practical and efficient machinery, facilities, methods and management.

          Such minimum annual royalty may be used as a credit against any amounts to be paid as tonnage royalties in respect of coal mined during the Lease Year. Tonnage royalties shall not include any payments made by Lessee for wheelage or processing costs provided for in paragraph 5. If the Lessee in any Lease Year shall fail to mine sufficient coal to equal the minimum royalty at the then current rate of tonnage royalty, Lessee shall have the right during succeeding Lease Years of mining free from tonnage royalty such an amount of coal as at the current tonnage royalty will reimburse Lessee for the deficiency without interest. Lessee shall not be entitled to any credit on the minimum annual royalty for any succeeding year for tonnage royalties paid in any year in excess of the minimum annual royalty therefor and no coal shall be mined free of tonnage royalties in any Lease Year until a sufficient quantity of coal shall have been mined in such Lease Year to amount at the then current tonnage royalty rate to the minimum royalty for the Lease Year.

          If in any Lease Year the Lessee is prevented for any period of thirty
(30) consecutive days from operating its mines by reason of any strike, at the mine or elsewhere, or by riot, fire, explosion, flood, invasion, act of God or the public enemy, unavoidable accident, legally enforceable closure orders, railcar or truck shortage or other causes beyond its control, the obligation on the part of the Lessee to pay minimum annual royalty shall be suspended for that portion of said Lease Year except for the first 30 days during which such conditions shall exist, and not to exceed six (6) months in any one Lease Year, and payment of minimum annual royalty shall be prorated accordingly. Low prices of coal or the absence of a market therefor shall not be an excuse for the nonpayment of the minimum annual rental.

          It is agreed that in the event Lessor enters into a lease agreement with Fletcher Mining Company ("Fletcher") on a tract of land which is continguous with the Lease Premises and further, in the event, Lessee does not terminate this Lease during the first six (6) months of the initial term, then all royalty payments made by Fletcher pursuant to said lease agreement shall be credited against any minimum annual royalty which may be due by Lessee to Lessor in any Lease Year and for which Lessee has failed to mine sufficient coal to equal the minimum annual royalty for said Lease Year.

          In the event the lease, if any, with Fletcher is terminated at any time while this lease is in effect, then the acreage leased to Fletcher shall automatically be transferred and become a part of the Leased Premises and subject to all of the terms and provisions of this Lease except that Lessee's obligation to pay taxes as provided in paragraph 8 shall be increased from ninety percent (90%) to one hundred percent (100%) per annum.

                                    WEIGHTS
                                    -------

          7. As to the coal mined on the premises and transported and shipped by railroad cars, which is not commingled with coal mined from other premises, the quantity of coal upon which the Lessee shall pay royalty shall be determined by railroad weights; and, as to the coal mined from the premises and transported by other means of transportation, and as to coal sold locally, and coal used on the premises (except that used in processing and preparing coal for market) the quantity of coal upon which the Lessee shall pay royalty shall be determined by standardized weight scales to be provided by the Lessee, and according to the scale books and accounts of the Lessee, or according to any further rule or regulation which may be prescribed by the Lessor and accepted by the Lessee for the correct ascertainment and report of the quantity of such coal.

          As to coal mined from the Leased Premises and which shall be commingled at the tipple or loaded with coal from other premises, payment of royalty shall be based on railroad weights, but shall be prorated according to the computed tonnage shown to have been mined by various mining techniques from the Leased Premises and other premises, respectively, during said period or periods, such proration to be based on mine car weights or on weightometers, if belt conveyors are used, and/or by engineers' measurements and computations which shall be made according to usual, customary, modern and accurate methods, or by any other scientifically reliable and accurate appliance or method if belt conveyers are not used. Any method used shall be subject to the approval of Lessor.

          In the event that a variance in weights of coal shall occur between Lessee and the purchaser of the coal sold by Lessee, then the purchaser's weight shall control if Lessee is ultimately paid on the basis of the purchaser's weights.

                                     TAXES
                                     -----

          8. Commencing with the taxes for the year 1983 (i.e., those levied as of July 1, 1982) the Lessee shall pay ninety percent (90%) of all taxes, levies, assessments and other charges imposed by the United States, the State of West Virginia or any political subdivision thereof, or by any municipal corporation upon the entire estate of the Lessor in the lands included within the Leased Premises (except the oil and gas estate hereinafter mentioned) as well as upon the leasehold estate hereby created, and upon coal mined and produced therefrom so that the Lessor shall be entirely relieved from such charges. The Lessee shall also pay all taxes, levies, assessments and other charges, imposed by the United States, the State of West Virginia, or any political subdivision thereof, or by any municipal corporation, upon the Lessee, and upon all real estate, plant, equipment and improvements of the Lessee and upon the mining or severance of the coal by Lessee in the Leased Premises. If any payment on account of any or all of the above shall be made in the first instance by the Lessor, the same shall be repaid by the Lessee to the Lessor upon statement and demand. It is not intended that the Lessee shall pay nor be required to pay any presently existing or subsequently incurred Business and Occupation Tax or corporation income tax or Federal income tax assessed against Lessor, and it is not intended that Lessee shall pay any taxes attributable to the oil and gas estate.

          If Lessee elects to terminate this Lease after the first six (6) months of the initial term or provided for in paragraph 4 hereof, the Lessee shall be relieved of liability for the taxes due for the second half of 1983.

          Taxes for the year 1983 shall be pro-rated with Lessee paying eleven twelfths (11/12) of ninety percent (9O%) of said taxes.

                             RECORDS OF COAL MINED
                             ---------------------

          9. Lessee shall keep accurate records of all coal mined and removed from the Leased Premises and such records shall be subject at all reasonable times to the inspection of Lessor. Lessee shall keep said records in such manner as to segregate the tonnage of coal mined and removed from the Leased Premises separate and distinct from the tonnage of coal mined and removed from other portions of Lessee's mining operations. Lessee shall only be obligated to keep the records required in this paragraph for a period of four (4) years at which time Lessee may transfer any records that it desires to dispose of by delivering said records to Lessor.

          Lessee shall furnish to Lessor on or before the 25th day of each calendar month during the term of this Agreement of Lease, a report showing the quantity of coal mined and removed from the Leased Premises during the preceding calendar month together with a separate report showing the quantity of coal used in the processing and preparation of coal for market. Such monthly reports shall, if required by Lessor, be accompanied by the railway company's certificate of weights, or the returns of the shipping department or sales agent of Lessee as to weights. Lessee hereby grants to Lessor, its engineer or agent, the right to obtain from any railroad on which coal mined hereunder shall be shipped, or from any barge line, or any person who weighs coal which Lessee may ship, manifests and other information as to the quantity of coal mined hereunder and shipped over such railroad or by river, at such time or times as Lessor may desire such information; and this provision shall constitute full authority to such railroad, barge line or person to give such information to Lessor, its engineer or agent.

                                   OPERATION
                                   ---------

          10. Lessee further covenants that he will conduct any mining operation on the Leased Premises in a skillful, efficient and workmanlike manner, and in conformity with the present and future laws of the State of West Virginia, the United States, and the valid regulations of the various agencies of both now in force or which may hereafter be adopted; employ machinery and methods that are modern, adequate and efficient; and develop the property on a sound and accepted engineering plan and according to an approved system of mining and with due regard to the future value of the Leased Premises as coal property. Before commencement of operations in any seam Lessee shall submit to Lessor a plan of operation in the seam showing in reasonable detail the method and system under which operations will be conducted in that seam. Lessor shall within thirty (30) days after the plan of mining has been submitted to it either approve or disapprove the plan and if no objections are made within said thirty (30) days, the plan shall be considered approved. If the Lessor shall object to the plan submitted by the Lessee, the engineers for the parties shall attempt to agree upon a satisfactory method and system of mining and if they fail to agree within thirty (30) days after the objections by Lessor, the question of a proper plan shall be submitted to arbitration, as provided herein, but the Lessee shall have the right to commence mining under his plan of operation and shall be liable to Lessor for any damages which may be found by the arbitrators to have been suffered by Lessor by reason of an improper plan of mining. After a plan has been settled by agreement or arbitration, the Lessee shall not materially depart therefrom without a modification established as the original plan was established and so long as Lessee shall mine according to such plan he shall not be liable for any injury to the surface or other strata owned by Lessor or for leaving unmined any coal which the plan shows will be left. It is recognized by the parties that the covenant contained in the preceding sentence and anything herein contained shall not impose any obligation on the part of the Lessee to proceed with diligence to operate any vein or seam of coal.

                                SURVEYS AND MAP
                                ---------------

          11. The Lessee shall have a survey of the mine workings made by a competent registered mining engineer as the work progresses, and shall keep an accurate and complete map of the Leased Premises and mine workings on an appropriate scale which shall be in conformity in all respects with the requirements of the mining laws of the State of West Virginia, and shall show all property lines, surface improvements and such natural topography as may require protection against liability for damages to persons or property. Such map shall at all times be accessible to the Lessor, its agents or representatives for inspection; and a true, complete and correct copy of the same, in duplicate, shall be furnished to the Lessor, without demand, within thirty (30) days after the first day of January and July of each year.

          The Lessee shall also keep, for each seam, an accurate and complete map of the Leased Premises and mine workings on a scale of four hundred (400) feet to the inch, or other appropriate scales showing in addition to the above-mentioned information, the projection of the mine development and a true, complete and correct copy of the same shall be furnished to the Lessor, without demand, within thirty (30) days after the first day of January and July of each year. The aforesaid maps or copies thereof, together with the surveys, notebooks and calculations, as well as all engineering records and data, relative to the Leased Premises and mine workings, shall be delivered to and become the property of Lessor at the termination of this Lease or any renewal or extension thereof for any cause whatsoever.

                                   INSPECTION
                                   ----------

          12. Lessor, its agents, engineers or other person in its behalf, with their assistants, shall have the right to enter at all reasonable times the said mines or works of the Lessee, in order to inspect, examine, select samples of coal, survey or measure the seam or any part thereof, for the purpose of ascertaining the condition of the mines, the methods practiced, as well as the amount of coal removed, or for any other lawful purpose. Lessor shall give Lessee due notice of its intent to make inspections, and opportunity to have Lessee's agent or engineer accompany the representative of Lessor. Lessor alone shall be responsible for any injury to any agents, engineers or other persons in its behalf who may enter said mines or works of Lessee, unless such injury is caused by the negligence of Lessee.

                                   INDEMNITY
                                   ---------

          13. Lessee specifically agrees that all of his operations on the demised premises and the transportation of coal over the same will be so conducted and carried on that Lessor will not be subject to liability for damages because of pollution or discoloration of the streams on or near the demised premises or because of interference with the present beds of such streams or their natural flow; and further agrees that he will protect, indemnify and save Lessor harmless from any and all damages and expenses of litigation in respect thereto.

          Lessee shall pay and be solely responsible for any reclamation fee which may be required to be paid with respect to his coal under (S) 402 of the Surface Mining Control and Reclamation Act of 1977, any tax which may be imposed with respect to his coal for black lung benefits under (S) 2 of the Black Lung Benefits Reform Act of 1977, and all hourly base payments and tonnage base royalty payments relating to his coal or his employees required to be made to the UMW Health and Retirement Funds as provided under the National Bituminous Coal Wage Agreement of 1978 or similar funds provided for under subsequent labor agreements. Lessee shall furnish to Lessor satisfactory evidence that all such payments have been timely and properly made and will carry any insurance or bonds which are necessary to protect Lessor hereunder.

                                  ASSIGNMENTS
                                  -----------

          14. Lessee shall not mortgage, assign, convey, Lease, sublet or transfer the Leased Premises, or any part thereof, or any of his estate therein or rights hereunder, to any person or persons whomsoever or any corporation whatsoever, without the consent in writing of Lessor first had an obtained, nor shall the benefit of this lease or the rights or estate created thereby, pass by operation of law without such written consent, which written consent shall not be unreasonably withheld; but in case of assignment, subletting or transfer with the written consent of Lessor, the transferee shall assume in writing all the obligations of Lessee herein in a form satisfactory to Lessor.

          Lessor hereby gives its consent to any assignment of this lease to any company which Lessee owns Fifty-One Percent (51%) or more of its outstanding and issued capital stock or to Hansford Coal Company or to which substantially all of the assets of Lessee shall have been conveyed, provided, nevertheless, that Lessee, and such company, shall in each such case remain liable for and assume the obligations of Lessee hereunder. It is expressly provided, however, that Lessee shall have the right to contract with third parties for the mining and removal of coal from the demised premises, but in such event Lessee shall remain responsible for compliance with all terms and conditions of this lease.

                          INSOLVENCY, BANKRUPTCY, ETC.
                          ----------------------------

          15. Lessee shall not permit this Lease or the estate hereby created, or any interest therein, to be sold under any execution or other legal proceeding or process whatsoever. The assignment or transfer of this Lease, or of the estate and rights created, or any of them, under judicial process or under judgment or decree or adjudication of Lessee as a bankrupt, or the discharge of Lessee by any court as an insolvent debtor, without the written consent of Lessor, may, at the option of Lessor, be considered and held as an absolute forfeiture of this Lease, and thereupon all the rights of Lessee hereunder shall at once cease and determine, and Lessor, in addition to all its other rights and remedies, may at its option, at once resume possession of the premises, either by legal process or by summary proceedings without legal process.

                                   INSURANCE
                                   ---------

          16. Lessee agrees to become and remain a subscriber to the Workmen's Compensation Fund of the State of West Virginia and to conform to all rules and regulations relating thereto; to indemnify and save Lessor harmless against all claims for damages to persons (including death) or to property, arising out of any act or omission by or on behalf of Lessee occurring on the leased premises and continuously and at Lessee's expense to carry public liability insurance in the amount of not less than One Million Dollars ($1,000,000.00) for personal injury or death for one and not less than Two Million Five Hundred Thousand Dollars ($2,500,000.00) for personal injury or death of two or more persons involved in each occurrence, and property damage insurance in the amount of not less than Five Hundred Thousand Dollars ($500,000.00), with both Lessor and Lessee named as insureds therein, but without restriction on the Lessor as claimant thereunder for any damage done to its property. Copies of all insurance policies in this lease required shall be furnished to Lessor promptly upon receipt thereof by Lessee.

                      DEFAULT PROVISIONS
                      ------------------

          17. If (i) Lessee shall fail or default in the payment of any sums required to be paid by him hereunder, when and as the same shall become due and payable and any such default shall continue for a period of fifteen (15) days after written demand by Lessor for such payment; or (ii) default shall be made by Lessee in the performance of any other covenant or condition herein contained to be performed by him and any such default shall continue for a period of sixty
(60) days after written demand by Lessor for the performance thereof (or, if any default shall not be curable within 60 days, then Lessee shall have commenced to cure such default as promptly as possible); or (iii) Lessee shall file a petition in bankruptcy, or make an assignment for the benefit of his creditors, or consent to the appointment of a receiver of himself or of the whole or any substantial part of his property, or shall be adjudicated a bankrupt, or an order, judgment or decree shall not be vacated or set aside or stayed within sixty (60) days from the date of such appointment, or any such stay shall be set aside, then Lessor, at its option, may avail itself of all or any of the following remedies:

          (a) declare a forfeiture of all the right, title and interest of Lessee to all the property forming the subject matter of this Lease;

          (b) re-enter and take Possession of the Leased

     Premises forming the subject matter of this Lease, including all improvements and personal property theretofore placed by Lessee in or upon the Leased Premises, to complete exclusion of Lessee. Neither any such re-entry, taking possession, nor termination of the sublease shall in any wise impair the right of Lessor rents royalties or other payments accrued to the time of the termination of the lease, or limit any of the remedies for the recovery thereof which Lessor otherwise would have had;

          (c) obtain in any court judgment in favor of Lessor and against Lessee for the amount of all indebtedness of Lessee to Lessor, including, but not limited to, all unpaid payments provided for in this Lease regardless of whether the same be matured or unmatured payments;

          (d) the parties acknowledge that they are familiar with the laws of the State of West Virginia relating to forfeiture of a lease as set forth by the West Virginia Supreme Court of Appeals and the parties agree that failure of Lessee to make any payment required under this Lease or any violation of the covenants and conditions contained in this Lease by Lessee shall be ground: for forfeiture of the Lease if Lessee shall fail to cure said default within the time periods specified in this paragraph 17 notwithstanding that Lessor may have an adequate remedy at law for monetary damages for certain defaults specified herein.

                                    REMEDIES
                                    --------

          18. All rents, royalties and other payments hereinbefore provided to be paid to Lessor by Lessee shall be deemed, treated and considered as rent reserved under the contract for the demised premises and Lessor shall have for the collection thereof all rights and remedies which landlords may have for the collection of rent reserved upon contract under the present or any future laws of the State of West Virginia.

          All of the remedies granted to Lessor herein shall be deemed to be cumulative and the exercise of any remedy shall not be considered as an election by Lessor of remedies or as a waiver of any other remedy specified in this article. Moreover, the specification of remedies in this article 18 shall not be deemed to exclude Lessor from any other legal or equitable remedy or remedies which it may have under the laws of the State of West Virginia. Failure on the part of Lessor to enforce any of the rights herein granted to it on default for any period or periods shall not operate as an estoppel or as a waiver against Lessor, or prevent it at any subsequent time from electing to exercise all or any of such rights for any subsequent default. In case any provision hereof shall be unenforceable or enforceable only to a limited extent, the inclusion herein of such provision shall not affect the validity of any other provision hereof, and any such provision which is enforceable only to a limited extent may be enforced to such extent with the same effect as if such provision had expressly provided in the alternative for the enforcement thereof to the extent to which such provision may be enforceable.

                          REMOVAL OF LESSEE'S PROPERTY
                          ----------------------------

          19. No property placed on the premises by Lessee shall be removed by him during the existence of the Lease, except in the ordinary course of business. At the termination of the lease, and provided Lessee is not in default as to, or in violation of, any requirement of the lease, Lessee may remove within the following twelve (12) months any of the property of whatsoever kind or character, theretofore placed on the Leased Premises by Lessee. If Lessee elects to remove part of his property then he shall be obligated to remove the part of said property removed in its entirety from the Leased Premises. Otherwise than as stated in the immediately preceding sentence all property placed on the Leased Premises by Lessee shall remain thereon at the termination of the lease, and shall be and become the property of the Lessor.

                                  ARBITRATION
                                  -----------

          20. Lessor and Lessee mutually covenant and agree that in case of any disagreement or dispute between the parties hereto as to any of the covenants and agreements or conditions of this Lease, or as to the performance or non-performance thereof, all such disagreements and disputes, including any obligation to pay rent or royalty, shall be submitted to arbitration pursuant to the provisions of Section 1 of Article 10 of Chapter 55 of the West Virginia code, it being specifically hereby agreed that a judgment may be entered in any court of competent jurisdiction on any arbitration award, and that the arbitration proceeding shall be the exclusive remedy. Any such arbitration shall be conducted as follows: one arbitrator shall be chosen by Lessor and one by Lessee within ten (10) days after notice in writing from either party to the other, and the two so chosen shall select a third arbitrator within five (5) days after their selection. In the case of the failure of either party to select an arbitrator within said period of ten (10) days such arbitrator may be selected by the chief judge of the District Court of the United States for the Southern District of West Virginia upon the application of the party not so failing. In case the two so chosen are unable to agree upon a third arbitrator within five (5) days after their own selection, the third arbitrator shall be appointed by said chief judge upon the application of either or both of the parties. The award of the arbitrators shall be made in writing within thirty (30) days from the final submission of the controversy to the arbitrators, and one copy thereof shall be furnished to each of the parties hereto. Such award, if concurred in by all or a majority of said arbitrators, shall be final and conclusive on the parties as to the controversy submitted to arbitration. The arbitrators shall determine the costs of the arbitration, including reasonable compensation to the arbitrators, and by whom such costs shall be paid. Such costs may be assessed against either the Lessor or the Lessee, or against both. Pending an award by the arbitrators as to any disagreement or dispute submitted to arbitration, no action shall be taken by either Lessor or Lessee as to the matter is disagreement or dispute which will in any way tend to interfere with compliance with the arbitration award; but except as may have been hereinbefore specifically provided to the contrary, this provision shall not restrict Lessee's right to continue mining during the pendency of the arbitration proceedings.

                                    NOTICES
                                    -------

          21. All requests, statements, notices and demands to Lessor under this Lease shall be deemed to be sufficiently given and served for all purposes if sent by certified mail to it at P. O. Box 969, Charleston, West Virginia, 25324, or at such other address as Lessor from time to time by written notice to Lessee may prescribe.

          All requests, statements, notices and demands to Lessee under this Lease shall be deemed to be sufficiently given and served for all purposes if sent by certified mail to Lessee at P.O. Box 175, Hansford, WV 25103, or at such other address as Lessee from time to time by written notice to Lessor may prescribe.

                            SUCCESSORS AND ASSIGNS
                            ----------------------

          22. This Lease shall be binding upon and inure to the benefit of the parties hereto and, subject to the provisions contained in Article 14 hereof, upon and to their respective successors and assigns.

                                    HEADINGS
                                    --------

          23. The headings to the various sections hereof are not intended as part of the text hereof, as an indication of the contents of any section, or as an indication that the subject matter indicated by the heading will not also be part of another section. They are only inserted for the sake of convenience.

          IN WITNESS WHEREOF, Lessor has caused this Lease to be signed in its limited partnership name by its Managing General Partner and Lessee has caused this Lease to be signed all as of the day and year first above written.

                                    LESSOR:

                                    SHONK LAND COMPANY LIMITED
                                    PARTNERSHIP


                                    By /s/ J. S. Stevens III
                                      ------------------------
                                       Managing General Partner


                                    LESSEE:


                                    By /s/ Lawson W. Hamilton, Jr.
                                       Lawson W. Hamilton, Jr.

STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, to-wit:


          The foregoing instrument was acknowledged before me this 10th day of February, 1983, by Jay S. Stevens, III, Managing General Partner of Shonk Land Company Limited Partnership, on behalf of the limited partnership.


                              /s/ Barbara Dawn Hagan
                             -------------------------
                                    Notary Public

          My commission expires June 6, 1988.
                               -----------------------


STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, to-wit:

          The foregoing instrument was acknowledged before me this 10th day of February, 1983, by Lawson W. Hamilton, Jr.



                              /s/ Barbara Dawn Hagan
                             -------------------------
                                    Notary Public

          My commission expires June 6, 1988.
                               -----------------------

                            LAWSON W. HAMILTON, JR.
                                 P. 0. BOX 175
                         HANSFORD, WEST VIRGINIA 25103

TELEPHONE; (304) 949-5118
--------------------------------------------------------------------------------


                                October 7, 1987



          Mr. Jay Stevens
          Shonk Limited Land Company Limited Partnership
          P.0. Box 969
          Charleston, West Virginia  25326

          Dear Jay:

          In compliance with the terms of our Agreement of February 8, 1983, I wish to inform you of my desire to renew and/or extend the Agreement for an additional five (5) year term commencing with February 8, 1988.

                                            Best regards,

                                            /s/ Lawson

          LWH,Jr/nls

                        AMENDMENT OF AGREEMENT OF LEASE
                        -------------------------------

     THIS AMENDMENT TO AGREEMENT OF LEASE entered into this 9th day of March, 1989, by and between SHONK LAND COMPANY LIMITED PARTNERSHIP, a West Virginia limited partnership, hereinafter referred to as "Lessor", and LAWSON W. HAMILTON, JR., hereinafter referred to as "Lessee";

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, Shonk Land Company Limited Partnership and Lawson W.Hamilton, Jr. entered into a certain Agreement of Lease on the 8th day of February, 1983, whereby Shonk Land Company leased certain real estate and the rights to mine coal therefrom to Lawson W. Hamilton, Jr., a copy of which Agreement of Lease is attached hereto as Exhibit "A" and hereby incorporated by reference; and

     WHEREAS, Shonk Land Company Limited Partnership and Lawson W. Hamilton, Jr. are desirous of amending said Agreement of Lease to provide for a separate tonnage royalty for all coal sold by Lawson W. Hamilton, Jr. for an "actual sale price", as defined herein, of less than Thirty Dollars ($30.00) per ton and to provide for the renewal thereof;

     NOW, THEREFORE, in consideration of the above, the parties hereto hereby amend said Agreement of Lease as follows:

     1. The last sentence of the Section 4 is hereby amended to read as follows:

          "Lessee shall have options to renew or extend this Lease, on the same terms and conditions, except as to term and royalties, for four (4) successive five (5) year periods after February 8, 1988 and for additional five (5) year terms commencing on February 8, 2008 as provided for in the Section 6 herein, provided Lessee has fully performed his covenants hereunder, and gives Lessor written notice of his intent to renew not less than one hundred and twenty (120) days before the expiration of each preceding term."

     2. Section 5, Paragraph 1 is hereby amended by striking "gross sales price, as such term is hereafter defined" as it appears on page 6 of the Agreement of Lease and inserting "gross sale price or actual sale price, as the case may be, as such terms are hereinafter defined."

     3. Section 5, Subparagraph (a) is hereby amended by inserting the following after the subparagraph heading (a) and before the first word thereof:
"The following percentages are based upon the gross sale price of tons of coal as such term is hereafter defined:"

     4. Section 5, subparagraph (b) is hereby amended by inserting the following before the first sentence thereof:

          "As used herein, 'actual sales price' shall mean the bona fide sale price receivable by Lessee for the coal without deduction for selling expenses, commissions, transportation costs and any other costs and expenses."

     5. Section 5 is hereby amended by inserting the following after Subparagraph (c) thereof as an additional Subparagraph (d):

          "(d) In the event the actual sale price for the above-described coal is less than Thirty Dollars ($30.00) per ton, Lessee shall pay to Lessor an alternative tonnage royalty in lieu of the tonnage royalties set forth in Subparagraph (a) hereinabove in the amount of six percent (6%) of the actual sale price, as such term is defined hereinabove, for each net ton of such coal. Any additional royalties set forth hereinafter in Section 5 for wheelage, processing fees or other royalties and fees shall be determined by reference to the gross sales price of such coal and not be referenced to the actual sales price thereof.

     6. The fourth paragraph of Section 6 (also being the second paragraph on page 11) is hereby amended to read as follows:

          "In the event Lessee shall exercise his right to renew or extend this Lease at the expiration of the initial term or after the expiration of a renewal term, the Lessee shall pay to Lessor for each and every year during each Lease Year of the first three renewal terms a minimum annual royalty of Seven Hundred Thousand Dollars ($700,000.00), said minimum annual royalty being paid in advance in equal quarterly payments of One Hundred and Seventy-Five Thousand

          Dollars ($175,000.00) on the 8th day of each February, May, August and November of each Lease Year thereof, and the Lessee shall pay to Lessor for each and every year during each Lease Year of the fourth renewal term a minimum annual royalty of One Million Fifty Thousand Dollars ($1,050,000.00), which minimum annual royalties shall be payable in advance in equal quarterly payments of Two Hundred Sixty-Two Thousand and Five Hundred Dollars ($262,500.00) on the eighth day of each February, May, August and November of each Lease Year thereof.

     7. The fifth paragraph of Section 6 (also identified as the third paragraph on page 11) is hereby amended to change the date "February 8, 2003" wherever appearing therein to "February 8, 2008".

     8. The parties hereto acknowledge that Lessee has renewed the Agreement of Lease until February 8, 1993 and Lessee hereby agrees to renew said Agreement of Lease for an additional five (5) year term commencing February 8, 1993, and hereby notifies Lessor of such intent pursuant to Section 5 of the Agreement of Lease.

     9. In the event that said Agreement of Lease and this Amendment of Agreement of Lease between the parties hereto shall be assigned, conveyed, leased, sublet or otherwise transferred, Lessor and Lessee agree that this Amendment of Agreement of Lease to the extent it may provide for royalties to be reduced to six percent (6%) shall be null and void with respect to any such transferee but that in all other respects the Agreement of Lease and this Amendment of Agreement of Lease shall remain in full force and effect.

     10. The parties hereto expressly understand and agree that the royalties set forth in the above amendments to Sections 5 and 6 of the Agreement of Lease regarding tonnage royalties and minimum annual royalties shall be credited in the manner set forth in Section 6, Subparagraph 7 (also being the second paragraph on page 12) of the Agreement of Lease.

     11. The parties hereto covenant and agree that the entire understanding between the parties hereto shall be represented by that certain Agreement of Lease dated the 8th day of February, 1983, as amended by this Amendment of Agreement of Lease, which Amendment shall be effective as of the 1st day of July, 1988, and which Agreement of Lease shall remain in full force and effect except to the extent said Agreement of Lease is amended hereby. In the event that the terms and conditions of this Amendment of Agreement of Lease are held to be in conflict with the terms and conditions of the Agreement of Lease, the terms and conditions of the Agreement of Lease shall control.

     IN WITNESS WHEREOF, the Lessor has caused its names to be signed hereto by its Senior Managing General Partner, and the Lessee has executed this instrument and affixed its hand and seal thereto, all in duplicate, on this the ______ day of ________, 1989.

                                   SHONK LAND COMPANY LIMITED PARTNERSHIP


                                   By: /s/ J.S. Stevens, III
                                      -------------------------------------
                                       Its Senior Managing
                                       General Partner


                                       /s/ Lawson W. Hamilton, Jr.
                                   -------------------------------------
                                   LAWSON W. HAMILTON, JR.

STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, to-wit:

     The foregoing instrument was acknowledged before me this 9th day of March, 1989, by J.S. Stevens, III, Senior Managing General Partner of Shonk Land Company Limited Partnership.

     My commission expires 10-23-94.


[NOTARY PUBLIC SEAL APPEARS HERE]
                                       /s/ Barbara Blake
                                   ----------------------------------------
                                   Notary Public

STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, to-wit:

     The foregoing instrument was acknowledged before me this ___ day of ______, 1988, by Lawson W. Hamilton, Jr..

     My commission expires ________________________.


                                   ----------------------------------------
                                   Notary Public

                           SECOND AMENDMENT OF LEASE

     This Second Amendment of Lease, is made and entered into this 1st day of April 1992 by and between SHONK LAND COMPANY LIMITED PARTNERSHIP, a West Virginia limited partnership, hereinafter referred to as "Lessor" and ARK LAND COMPANY, hereinafter referred to as "Lessee":

                                   WITNESSETH

     The following recitals are herein agreed:

     1. Lessor and Lessee, entered into a certain Agreement of Lease, dated December 20, 1989, hereinafter the "Lease" or the "Ark Lease", wherein Lessor leased certain property and the right to mine coal therefrom to Lessee.

     2. The initial term of the Lease expires on December 31, 1992 subject to Lessee's rights to renew.

     3. Lessor and Lawson W. Hamilton, Jr., entered into an Agreement of Lease on the 8th day of February, 1983, wherein Lessor leased certain other property and right to mine coal therefrom to Lawson W. Hamilton, Jr., (hereinafter referred to as the "Hamilton Lease").

     4. On July 30, 1989, Lessee acquired the Hamilton Lease, as amended, by assignment from said Lawson W. Hamilton, Jr., with the consent of Lessor.

     5. On the 1st day of September, 1989, the Lessee herein subleased a portion of the Hamilton Lease, as amended, to Red Warrior Coal Company ("Red Warrior") conditioned upon the consent of Lessor, which was obtained on December 11, 1989.

     6. On the 19th day of September, 1990, the Lessee herein subleased a portion of the Hamilton Lease, as amended, to Catenary Coal Company ("Catenary"), conditioned upon the consent of Lessor, which was obtained on February 6, 1991.

     7. The Ark Lease presently provides in Section 4.2 that Guaranteed Minimum Royalty ("GMR") paid by Ark may be used, subject to certain limitations described therein, as a credit against amounts paid by Ark as production royalties for coal mined from the property leased in the Ark Lease or the Hamilton Lease. Ark desires to amend the Hamilton Lease in certain respects related to such cross-recoupment.

     8.   The amendment of the Hamilton Lease is of benefit to Ark.

     9.   Therefore, the parties desire to modify and amend the Hamilton Lease.

     10. The Lessor, in exchange for such renewal of the Ark Lease by Ark contemporaneously herewith, is willing to modify and amend the Hamilton Lease.

     NOW THEREFORE, based on the foregoing recitals the mutual covenants and conditions herein contained the parties agree that the Hamilton Lease be and is amended as follows:

     1. In the event Ark does not hereafter renew the Ark Lease for a term commencing after December 31, 1998, to the extent there is any GMR (as defined in the Ark Lease) which has not been recouped by December 31, 1998, then in such event, Ark, after December 31, 1998, may recoup against production royalty due under the Hamilton Lease such previously un-recouped GMR from the Ark Lease. Such right of recoupment shall be subject to the following restrictions:

          a. Such right of recoupment against production royalties on the Hamilton Lease shall exist only after minimum royalties have been paid under the Hamilton Lease. Such right of recoupment shall not be applicable against royalties due for wheelage, processing or for other reasons.

          b. The aforesaid right of recoupment applies only in the event Ark does not hereafter renew the Ark Lease for a term commencing after December 31, 1998. If Ark renews the Ark Lease beyond December 31, 1998, then upon expiration of such subsequent term, Ark shall have no right to use such unrecouped GMR, unless Shonk subsequently agrees to the same by written Amendment to the Hamilton Lease.

          c. Such right of recoupment shall be and remain subject to the five-year period of recoupment as described in Section 4.2 of the Ark Lease.

          d. The amendment herein set forth is restricted to Ark and its permitted Sublessees, and in the event this Lease if further assigned, subleased or transferred in any way, whether by operation of law or by Sublessee of Ark, this provision shall be void unless specifically agreed to by Lessor at the time of such transfer.

     IN WITNESS WHEREOF, The Lessor has caused its name to be signed hereto by its Managing General Partner and Ark has executed this instrument by a corporate officer, thereunto duly authorized, all in duplicate, the day and year first above written.

                                   LESSOR:

                                   SHONK LAND COMPANY LIMITED PARTNERSHIP

                                   By: /s/ J. S. Stevens, III
                                      -------------------------------------
                                      J.S. Stevens, III
                                      Its Managing General Partner

                                   LESSEE:

                                   ARK LAND COMPANY

                                   By: /s/ Michael D. Bauersachs
                                      -------------------------------------
                                   Its:  Vice President

STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, To-Wit:

     The foregoing instrument was acknowledged before me this 2nd day of April, 1992, by J. S. Stevens, III, Managing General Partner of SHONK LAND COMPANY LIMITED PARTNERSHIP.

                                       /s/ Barbara Blake
                                   ----------------------------------------
                                   NOTARY PUBLIC

My Commission Expires: 10-23-94

                                   [NOTARY PUBLIC SEAL APPEARS HERE]

STATE OF MISSOURI,

COUNTY OF ST. CHARLES, To-Wit:

     The foregoing instrument was acknowledged before me this 1st day of April, 1992, by Michael D. Bauersachs, as Vice President of ARK LAND COMPANY.

                                       /s/ Shelley J. Mackiewicz
                                   ----------------------------------------
                                   NOTARY PUBLIC

My Commission Expires: 3/4/95

AMENDMENT OF LEASE

          This Amendment of Lease, is made and entered into this 31 day of October, 1992, by and between SHONK LAND COMPANY LIMITED PARTNERSHIP, a West Virginia limited partnership ("Lessor"), and ARK LAND COMPANY, a Delaware corporation ("Lessee" or "Ark"):

                                   WITNESSETH

The following recitals are herein agreed:

          1. Lessor and Lawson W. Hamilton, Jr., entered into an Agreement of Lease dated February 8, 1983 (the "Hamilton Lease"), wherein Lessor leased certain property and the right to mine coal therefrom to Lawson W. Hamilton, Jr.

          2. On July 30, 1989, Ark acquired the Hamilton Lease, as amended, by assignment from Lawson W. Hamilton, Jr., with the consent of Lessor.

          3. Lessor and Ark entered into a certain Agreement of Lease, dated December 20, 1989 (the "Ark Lease"), wherein Lessor leased certain other property and the right to mine coal therefrom to Ark.

          4. On September 1, 1989 Ark subleased a portion of the Hamilton Lease, as amended, to Red Warrior Coal Company ("Red Warrior") conditioned upon the consent of Lessor, which was obtained on December 11, 1989.

          5. On September 19, 1990 Ark subleased a portion of the Hamilton Lease, as amended, to Catenary Coal Company ("Catenary"), conditioned upon the consent of Lessor, which was obtained on February 6, 1991.

          6. The Ark Lease was amended to extend the term by that certain First Amendment to Lease, dated March 1, 1992.

          7. The Hamilton Lease was amended by that certain Second Amendment to Lease dated March 1, 1992.

          8. The Hamilton Lease and Ark Lease, as both have been amended, are sometimes referred to collectively as the "Leases."

          9. Ark is considering constructing and operating a dragline upon either or both of the Leases.

          10. Ark, or its parent or affiliates, is considering purchasing a contract (or contracts) from a coal producer to baseload the proposed dragline operation.

          11. To enhance the economic feasibility of mining the property leased by Ark under both the Leases, the parties have agreed to modify the production royalty obligations of Ark, subject to the terms and conditions contained herein.

          NOW THEREFORE, based on the foregoing recitals, and the mutual covenants and conditions contained in the Ark Lease and the Hamilton Lease, the parties agree as follows:

          Section 1. Beginning on the execution of this Amendment, Ark will receive the following reduction in production royalties payable pursuant to
Section 5 of the Hamilton Lease, as amended, and pursuant to Section 5 of the Ark Lease, as amended.

          For all tons mined under the Leases, after calculation of the production royalty required under the Ark Lease or the Hamilton Lease, as both have been amended both previously and herein, Ark will receive a reduction in the production royalty in the amount of $.20 per ton. This reduction shall continue until such reductions total Five Million Dollars ($5,000,000) or is sooner terminated as herein provided.

          Lessor will have the right to recoup all of, or a portion of, the $5,000,000 royalty concession in the following described manner; provided however that Ark shall not be required to refund any amounts in excess of the royalty reductions actually taken. The parties agree that Thirty Million (30,000,000) tons of coal (the "Excess Amount") are likely to be recoverable by the dragline method in excess of conventional mining methods (which are estimated to recover Ten Million (10,000,000) tons) for a total of Forty Million (40,000,000) tons. If, by the dragline operation, Ark mines the Excess Amount, then Ark shall not be required to refund any of the $5,000,000 royalty concession to Lessor. If Ark does not mine the entire Excess Amount, then in accordance with the terms below, Lessor shall receive a refund in the proportion that the amount that Ark has not mined bears to such Excess Amount. An example of the above calculation is attached as Exhibit 1. The tonnages stated in this
Section 1 are not to be construed as stipulations or representations as to the actual recoverable tonnage and are for the sole and limited purpose of determining whether Lessor is entitled to a refund as stated above and to establish a method or formula to determine the extent of such refund.

          If Ark places a dragline operation on the Hamilton Lease or Ark Lease, but closes its dragline operation without mining the Excess Amount, Ark shall then either (i) open another mine or mines on the property leased under either of the Leases, or (ii) refund the proportionate amount of the unrecovered $5,000,000 as described above. Ark shall have 90 days after closing (i.e. permanently ceasing to operate) the dragline to determine whether it desires to open a new mine or mines. If Ark does not give notice of such intention during the said 90 days, and Ark does not open such mine within one year after closing the dragline, then Ark shall forthwith refund the remaining proportionate amount.

          If Ark opens such additional mine or mines after closing the dragline operation, then for coal mined from such new mines, in addition to production royalty, Ark shall pay to Lessor an additional royalty of $.25 per ton until such time as the proportionate amount of $5,000,000 which must be refunded as described above, has in fact been refunded to Lessor. If after opening such mine or mines, mining terminates without Lessor having recovered the proportionate part of the $5,000,000 due it, then upon cessation of all mining, Ark shall forthwith pay the balance in a lump sum.

          Notwithstanding any of the foregoing provisions if: (i) Ark takes any of said $.20 per ton reductions after execution hereof and on or before February 28, 1993, the Board of Directors of Ark's sublessee and of Arch Mineral Corporation have failed to approve the construction of a dragline on either of the Leases; or (ii) if such approval for the construction is obtained but Ark does not place an operating dragline on the Lessor's property within three (3) years from the Effective Date (such date three (3) years after the Effective Date being hereinafter referred to as the Termination Date), then upon the first to occur of such events, Ark shall fully and immediately refund in lump sum the total of the $.20 per ton reductions previously and actually taken by Ark.

          Section 2. The Leases contain certain rights for Ark to extend the respective lease terms of each Lease. Upon the approval of the Board of Directors of Ark's Sublessee and the Board of Directors of Arch Mineral Corporation for the construction of a dragline on either of the Leases, which approval must be obtained, if at all, on or before February 28, 1993, Ark will forthwith in writing extend the Hamilton Lease for twenty (20) additional lease years from the date of the Board approval obtained pursuant to this

Section 2 or until the exhaustion of all mineable and merchantable surface mineable coal leased by the Hamilton Lease, whichever is shorter. (Ark will have the right, but not the obligation to extend the Ark Lease as provided in the Ark Lease.) Ark will have the right to obtain further extensions as provided for in the Hamilton Lease after such extended term expires. Any and all such extended terms shall expire upon exhaustion of all mineable and merchantable coal leased by the Hamilton Lease.

          Section 3. (a) In the event Ark, its parent or affiliates, on or before February 28, 1993, acquires from a non-affiliated coal producing third party a contract to supply coal to a domestic utility (excluding metallurgical or export sales), or enters into a new contract to supply such coal which amends or replaces an existing contract supplied by a non-affiliated coal producing third party and Ark, its parent or affiliates, have paid good and valuable consideration to such non-affiliated coal producing third party (collectively the "Purchased Contract"), Ark will have an additional royalty adjustment as described below subject to the following conditions: (i) the Purchased Contract described above is acquired by Ark, its parent or affiliates after the date of the execution of this Amendment, and (ii) within 90 days of acquiring such Purchased Contract, Ark specifically identifies such Purchased Contract for the purpose of taking such deduction. As used herein, "specifically identifies" shall mean written notice stating that Ark elects to treat the contract as a Purchased Contract; identifies the parties thereto, and the term and tonnages to be supplied thereunder. If not prohibited by such Purchased Contract, Ark will provide Lessor a true copy thereof.

          If the above conditions are met, then for coal mined from either of the Leases and sold pursuant to any such Purchased Contract, Ark will pay to Lessor, in lieu of the Production Royalty provided in the applicable Lease, Production Royalty based on a Base Gross Selling Price defined as Twenty-Five Dollars ($25.00) subject to the deductions contained in the applicable Lease, and subject to premium and penalty adjustments paid or incurred under the Purchased Contract. Each quarter the Base Gross Selling Price shall be adjusted upward or downward in the same percentage that the price paid pursuant to such Purchased Contract has been adjusted during the immediately preceding adjustment period under the Purchased Contract. After Five (5) years from the identification of such Purchased Contract in accordance with the preceding paragraph, the then existing Base Gross Selling Price shall increase by One Dollar ($1.00) and shall be adjusted quarterly as set forth above. After Seven
(7) additional years, the then existing Base Gross Selling Price shall increase by another One Dollar ($1.00) and shall be adjusted quarterly as set forth above.

          (b) Ark, its parent or affiliates, may acquire other Purchased Contracts in like manner as in 3(a) within two (2) years of the Effective Date, provided however that the Base Gross Selling Price shall be and remain, during the term of such other Purchased Contract, Twenty Seven Dollars ($27.00) subject to the deductions contained in the applicable Lease, and subject to premium and penalty adjustments in such other Purchased Contract. Beginning with the Effective Date, each quarter the Base Gross Selling Price shall be adjusted upward or downward in the same manner (on a dollar for dollar basis) that the price paid pursuant to the first Purchased Contract acquired by Ark, its parent or affiliates has been adjusted during the immediately preceding adjustment period under such first purchased Contract. Upon acquisition of such other Purchased Contract the Base Gross Selling price thereunder shall be $27.00 plus the adjustments incurred in the Base Gross Selling Price from the Effective Date under the first Purchased Contract acquired pursuant to Section 3(a). After so establishing the Base Gross Selling price under such other Purchased Contract it shall thereafter be adjusted quarterly in accordance with the changes in price pursuant to the terms of such other Purchased Contract, provided that such other Purchased Contract shall not be adjusted by One Dollar ($1.00) after Five (5) years and the subsequent Seven
(7) years respectively as contained in Section 3(a).

          (c)  If Ark pays the Production Royalty reduced as set forth in this
Section 3, and if the current Cincinnati Gas & Electric contract is displaced by such Purchased Contract, then notwithstanding the foregoing, through December 1995, the first 350,000 tons per year mined from the Leases shall be deemed sold to Cincinnati Gas & Electric, and such tons shall bear the production royalty contained in the applicable Lease prior to this Amendment, provided however that Ark shall be entitled to the deduction of $.20 per ton in accordance with
Section 1 above.

          (d) If Ark, its parent or affiliates, acquire or seek to acquire another Purchased Contract or Contracts after two (2) years from the Effective Date then the parties shall negotiate in good faith for a royalty reduction consistent with the purpose of this Section 3.

          Section 4. If after three (3) years from the Effective Date, Ark has not constructed a dragline on Lessor's property, and Ark has taken royalty adjustments as described in Section 3 for Purchased Contracts, then Ark shall immediately refund the difference between the production royalty payable under the Leases and the Production Royalty paid pursuant to the terms of Section 3 herein.

          Section 5. If after three (3) years from the identification of such Purchased Contract, the coal mined from the Leases does not supply all of the tonnages actually shipped under such Purchased Contract, and if coal is shipped under the Purchased Contract from a source other than the Leases, then Ark will pay production royalty calculated pursuant to Section 3 hereof (on all tons actually mined from the Leases only to the extent that tons mined by Ark or its lessees supply the Purchased Contract from a source other than the Leases), based upon the average weighted actual gross selling price received by Ark (subject to deductions allowable under the applicable Lease and herein) of coal mined and sold from the Leases. It is understood that this Section 5 does not apply to all tons mined from the Leases, but only to the difference between those tons which are actually shipped under the Purchased Contract and those tons which are shipped on the Purchased Contract from the Leases. This obligation shall continue during the term of the Hamilton Lease or such Purchased Contract, whichever is shorter.

          Section 6. Nothing contained in this Amendment shall require Ark to place a dragline upon the properties leased by the Leases.

          Section 7. This Amendment shall expire unless on or before February 28, 1993, the Board of Directors of Ark's sublessee and its parent, Arch Mineral Corporation, shall have approved the expenditure of capital for the construction of a dragline on the property leased by the Hamilton Lease or Ark Lease. Ark shall immediately notify Lessor in writing of such Board of Director approval and deliver the Lease extension described in Section 2 hereof.

          Section 8. This Amendment is conditioned upon and shall not be effective until this Amendment is approved by both the General Partners of

          Lessor and the Board of Directors of Ark. Notwithstanding the foregoing, the terms contained in Section 1 hereof are effective immediately, Ark and Lessor will use their best efforts to obtain such approvals on or before February 28, 1993 and within ten (10) days respectively. Upon such approval, each party shall immediately provide the other party with a certificate signed by an officer or general partner of such entity reflecting such requisite approval. The date on which both parties have both received such Board and Partnership approvals shall be the "Effective Date."

          Section 9. This Amendment is binding upon each of the parties, their respective permitted successors and assigns.

          Section 10. Except as amended hereby, all other terms of the Leases, as amended, remain in effect.


                                   SHONK LAND COMPANY LIMITED PARTNERSHIP


                                   By: /s/ J. S. Stevens, III
                                      -----------------------------------
                                   Its:  Managing General Partner
                                       ----------------------------------


                                   ARK LAND COMPANY


                                   By: /s/ Steven E. McCurdy
                                      -----------------------------------
                                   Its:  President
                                       ----------------------------------


id:003101

                                   EXHIBIT 1

EXAMPLE 1
---------

Assuming, for example, that Ark mines 22,000,000 tons of coal by the dragline method, then:


    1. Ark has mined 12,000,000 tons in excess of the amount mineable by conventional mining methods determined by subtracting the conventional method amounts (10,000,000) from the amount actually mined.

                         22,000,000 - 10,000,000 = 12,000,000

    2. Subtract the 12,000,000 tons in excess of the amount mineable by conventional methods from 30,000,000 tons (Excess Amount).

                         30,000,000 - 12,000,000 = 18,000,000

    3. If Ark does not open a new mine (which would increase the 22,000,000 tons actually recovered) then the proportion of excess coal not mined (in excess of conventional methods) bears to the Excess Amount of 30,000,000 is determined.

                         18,000,000  =  .60
                         ----------
                         30,000,000

    4. Multiply the proportion determined in 3 above by $5,000,000 to determine the amount which Ark is required to refund.

                        .60  x  $5,000,000 = $3,000,000


EXAMPLE 2
---------

Assuming, for example, that Ark mines 50,000,000 tons, it will owe no refund to Lessor because it mined the entire Excess Amount.


EXAMPLE 3
---------

Assuming, for example, that Ark mines 5,000,000 tons, it will owe $1,000,000 because it failed to mine any of the Excess Amount and took the reduction of $.20 per ton

                              AMENDMENT OF LEASE

          This Amendment of Lease, is made and entered into this 5th day of December, 1992, by and between SHONK LAND COMPANY LIMITED PARTNERSHIP, a West Virginia limited partnership ("Lessor"), and ARK LAND COMPANY, a Delaware corporation ("Lessee" or "Ark"):

                                   WITNESSETH

          The following recitals are herein agreed:

          1. Lessor and Lawson W. Hamilton, Jr., entered into an Agreement of Lease dated February 8, 1983 (the "Hamilton Lease"), wherein Lessor leased certain property and the right to mine coal therefrom to Lawson W. Hamilton, Jr.

          2. On July 30, 1989, Ark acquired the Hamilton Lease, as amended, by assignment from Lawson W. Hamilton, Jr., with the consent of Lessor.

          3. Lessor and Ark entered into a certain Agreement of Lease, dated December 20, 1989 (the "Ark Lease"), wherein Lessor leased certain other property and the right to mine coal therefrom to Ark.

          4. On September 1, 1989 Ark subleased a portion of the Hamilton Lease, as amended, to Red Warrior Coal Company ("Red Warrior") conditioned upon the consent of Lessor, which was obtained on December 11, 1989.

          5. On September 19, 1990 Ark subleased a portion of the Hamilton Lease, as amended, to Catenary Coal Company ("Catenary"), conditioned upon the consent of Lessor, which was obtained on February 6, 1991.

          6. The Ark Lease was amended to extend the term by that certain First Amendment to Lease, dated March 1, 1992.

          7. The Hamilton Lease was amended by that certain Second Amendment to Lease dated March 1, 1992.

          8. The Hamilton Lease and Ark Lease, as both have been amended, are sometimes referred to collectively as the "Leases."

          9. Ark is considering constructing and operating a dragline upon either or both of the Leases.

          10. Ark, or its parent or affiliates, is considering purchasing a contract (or contracts) from a coal producer to baseload the proposed dragline operation.

          11. To enhance the economic feasibility of mining the property leased by Ark under both the Leases, the parties have agreed to modify the production royalty obligations of Ark, subject to the terms and conditions contained herein.

          NOW THEREFORE, based on the foregoing recitals, and the mutual covenants and conditions contained in the Ark Lease and the Hamilton Lease, the parties agree as follows:

          Section 1. Beginning on the execution of this Amendment, Ark will receive the following reduction in production royalties payable pursuant to
Section 5 of the Hamilton Lease, as amended, and pursuant to Section 5 of the Ark Lease, as amended.

             For all tons mined under the Leases, after calculation of the production royalty required under the Ark Lease or the Hamilton Lease, as both have been amended both previously and herein, Ark will receive a reduction in the production royalty in the amount of $.20 per ton. This reduction shall continue until such reductions total Five Million Dollars ($5,000,000) or is sooner terminated as herein provided.

             Lessor will have the right to recoup all of, or a portion of, the $5,000,000 royalty concession in the following described manner; provided however that Ark shall not be required to refund any amounts in excess of the royalty reductions actually taken. The parties agree that Thirty Million (30,000,000) tons of coal (the "Excess Amount") are likely to be recoverable by the dragline method in excess of conventional mining methods (which are estimated to recover Ten Million (10,000,000) tons) for a total of Forty Million (40,000,000) tons. If, by the dragline operation, Ark mines the Excess Amount, then Ark shall not be required to refund any of the $5,000,000 royalty concession to Lessor. If Ark does not mine the entire Excess Amount, then in accordance with the terms below, Lessor shall receive a refund in the proportion that the amount that Ark has not mined bears to such Excess Amount. An example of the above calculation is attached as Exhibit 1. The tonnages stated in this
Section 1 are not to be construed as stipulations or representations as to the actual recoverable tonnage and are for the sole and limited purpose of determining whether Lessor is entitled to a refund as stated above and to establish a method or formula to determine the extent of such refund.

             If Ark places a dragline operation on the Hamilton Lease or Ark Lease, but closes its dragline operation without mining the Excess Amount, Ark shall then either (i) open another mine or mines on the property leased under either of the Leases, or (ii) refund the proportionate amount of the unrecovered $5,000,000 as described above. Ark shall have 90 days after closing (i.e. permanently ceasing to operate) the dragline to determine whether it desires to open a new mine or mines. If Ark does not give notice of such intention during the said 90 days, and Ark does not open such mine within one year after closing the dragline, then Ark shall forthwith refund the remaining proportionate amount.

             If Ark opens such additional mine or mines after closing the dragline operation, then for coal mined from such new mines, in addition to production royalty, Ark shall pay to Lessor an additional royalty of $.25 per ton until such time as the proportionate amount of $5,000,000 which must be refunded as described above, has in fact been refunded to Lessor. If after opening such mine or mines, mining terminates without Lessor having recovered the proportionate part of the $5,000,000 due it, then upon cessation of all mining, Ark shall forthwith pay the balance in a lump sum.

             Notwithstanding any of the foregoing provisions if: (i) Ark takes any of said $.20 per ton reductions after execution hereof and on or before February 28, 1993, the Board of Directors of Ark's sublessee and of Arch Mineral Corporation have failed to approve the construction of a dragline on either of the Leases; or (ii) if such approval for the construction is obtained but Ark does not place an operating dragline on the Lessor's property within three (3) years from the Effective Date (such date three (3) years after the Effective Date being hereinafter referred to as the Termination Date), then upon the first to occur of such events, Ark shall fully and immediately refund in lump sum the total of the $.20 per ton reductions previously and actually taken by Ark.

          Section 2. The Leases contain certain rights for Ark to extend the respective lease terms of each Lease. Upon the approval of the Board of Directors of Ark's Sublessee and the Board of Directors of Arch Mineral Corporation for the construction of a dragline on either of the Leases, which approval must be obtained, if at all, on or before February 28, 1993, Ark will forthwith in writing extend the Hamilton Lease for twenty (20) additional lease years from the date of the Board approval obtained pursuant to this Section 2 or until the exhaustion of all mineable and merchantable surface mineable coal leased by the Hamilton Lease, whichever is shorter. (Ark will have the right, but not the obligation to extend the Ark Lease as provided in the Ark Lease.) Ark will have the right to obtain further extensions as provided for in the Hamilton Lease after such extended term expires. Any and all such extended terms shall expire upon exhaustion of all mineable and merchantable coal leased by the Hamilton Lease.

          Section 3. (a) In the event Ark, its parent or affiliates, on or before February 28, 1993, acquires from a non-affiliated coal producing third party a contract to supply coal to a domestic utility (excluding metallurgical or export sales), or enters into a new contract to supply such coal which amends or replaces an existing contract supplied by a non-affiliated coal producing third party and Ark, its parent or affiliates, have paid good and valuable consideration to such non-affiliated coal producing third party (collectively the "Purchased Contract"), Ark will have an additional royalty adjustment as described below subject to the following conditions: (i) the Purchased Contract described above is acquired by Ark, its parent or affiliates after the date of the execution of this Amendment, and (ii) within 90 days of acquiring such Purchased Contract, Ark specifically identifies such Purchased Contract for the purpose of taking such deduction. As used herein, "specifically identifies" shall mean written notice stating that Ark elects to treat the contract as a Purchased Contract; identifies the parties thereto, and the term and tonnages to be supplied thereunder. If not prohibited by such Purchased Contract, Ark will provide Lessor a true copy thereof.

          If the above conditions are met, then for coal mined from either of the Leases and sold pursuant to any such Purchased Contract, Ark will pay to Lessor, in lieu of the Production Royalty provided in the applicable Lease, Production Royalty based on a Base Gross Selling Price defined as Twenty-Five Dollars ($25.00) subject to the deductions contained in the applicable Lease, and subject to premium and penalty adjustments paid or incurred under the

Purchased Contract. Each quarter the Base Gross Selling Price shall be adjusted upward or downward in the same percentage that the price paid pursuant to such Purchased Contract has been adjusted during the immediately preceding adjustment period under the Purchased Contract. After Five (5) years from the identification of such Purchased Contract in accordance with the preceding paragraph, the then existing Base Gross Selling Price shall increase by One Dollar ($1.00) and shall be adjusted quarterly as set forth above. After Seven
(7) additional years, the then existing Base Gross Selling Price shall increase by another One Dollar ($1.00) and shall be adjusted quarterly as set forth above.

             (b) Ark, its parent or affiliates, may acquire other Purchased Contracts in like manner as in 3(a) within two (2) years of the Effective Date, provided however that the Base Gross Selling Price shall be and remain, during the term of such other Purchased Contract, Twenty Seven Dollars ($27.00) subject to the deductions contained in the applicable Lease, and subject to premium and penalty adjustments in such other Purchased Contract. Beginning with the Effective Date, each quarter the Base Gross Selling Price shall be adjusted upward or downward in the same manner (on a dollar for dollar basis) that the price paid pursuant to the first Purchased Contract acquired by Ark, its parent or affiliates has been adjusted during the immediately preceding adjustment period under such first purchased Contract. Upon acquisition of such other Purchased Contract the Base Gross Selling price thereunder shall be $27.00 plus the adjustments incurred in the Base Gross Selling Price from the Effective Date under the first Purchased Contract acquired pursuant to Section 3(a). After so establishing the Base Gross Selling price under such other Purchased Contract it shall thereafter be adjusted quarterly in accordance with the changes in price pursuant to the terms of such other Purchased Contract, provided that such other Purchased Contract shall not be adjusted by One Dollar ($1.00) after Five (5) years and the subsequent Seven (7) years respectively as contained in Section 3(a).

             (c) If Ark pays the Production Royalty reduced as set forth in this Section 3, and if the current Cincinnati Gas & Electric contract is displaced by such Purchased Contract, then notwithstanding the foregoing, through December 1995, the first 350,000 tons per year mined from the Leases shall be deemed sold to Cincinnati Gas & Electric, and such tons shall bear the production royalty contained in the applicable Lease prior to this Amendment, provided however that Ark shall be entitled to the deduction of $.20 per ton in accordance with Section 1 above.

             (d) If Ark, its parent or affiliates, acquire or seek to acquire another Purchased Contract or Contracts after two (2) years from the Effective Date then the parties shall negotiate in good faith for a royalty reduction consistent with the purpose of this Section 3.

          Section 4. If after three (3) years from the Effective Date, Ark has not constructed a dragline on Lessor's property, and Ark has taken royalty adjustments as described in Section 3 for Purchased Contracts, then Ark shall immediately refund the difference between the production royalty payable under the Leases and the Production Royalty paid pursuant to the terms of Section 3 herein.

          Section 5. If after three (3) years from the identification of such Purchased Contract, the coal mined from the Leases does not supply all of the tonnages actually shipped under such Purchased Contract, and if coal is shipped under the Purchased Contract from a source other than the Leases, then

Ark will pay, on a number of tons actually mined and sold from the Leases equivalent to the number of tons supplied under the Purchased Contract by Ark or its Lessees from sources other than the Leases, subject to deductions allowable under the applicable Lease and herein, production royalty calculated pursuant to Section 3 hereof, or production royalty based upon the average gross selling price of all tons of coal mined and sold from the dragline mine on either of the Leases for that month pursuant to sales on the spot market, whichever is greater. "Sales on the spot market" shall mean sales made under purchase orders or agreements of less than one year of duration.

          Section 6. Nothing contained in this Amendment shall require Ark to place a dragline upon the properties leased by the Leases.

          Section 7. Ark and its lesses shall have the right, without further rent, royalty or charge, to enter on and upon the surface of the premises covered by the Ark Lease and/or the Hamilton Lease after the expiration or termination of such leases for the limited purpose of conducting, in a timely manner and in accordance with applicable law, all reclamation and related work necessary to secure final reclamation bond release until such time as final bond release is obtained. Notwithstanding the foregoing, after the expiration or termination of such Leases, Ark shall give reasonable notice to lessor prior to any entry upon the premises, shall not interfere with any then existing lessee and shall continue to be bound by Sections 10 (to the extent applicable), 13 and 16 of the Hamilton Lease and Sections 9 (to the extent applicable), 12 and 15 of the Ark Lease despite the expiration or termination of said Leases in other respects.

          Section 8. This Amendment shall expire unless on or before February 28, 1993, the Board of Directors of Ark's sublessee and its parent,

Arch Mineral Corporation, shall have approved the expenditure of capital for the construction of a dragline on the property leased by the Hamilton Lease or Ark Lease. Ark shall immediately notify Lessor in writing of such Board of Director approval and deliver the Lease extension described in Section 2 hereof.

          Section 9. This Amendment is conditioned upon and shall not be effective until this Amendment is approved by both the General Partners of Lessor and the Board of Directors of Ark. Notwithstanding the foregoing, the terms contained in Section 1 hereof are effective immediately, Ark and Lessor will use their best efforts to obtain such approvals on or before February 28, 1993 and within ten (10) days respectively. Upon such approval, each party shall immediately provide the other party with a certificate signed by an officer or general partner of such entity reflecting such requisite approval. The date on which both parties have both received such Board and Partnership approvals shall be the "Effective Date."

          Section 10. This Amendment is binding upon each of the parties, their respective permitted successors and assigns.

          Section 11. Except as amended hereby, all other terms of the Leases, as amended, remain in effect.

                                          SHONK LAND COMPANY LIMITED PARTNERSHIP

                                          By: /s/ J. S. Stevens, III

                                          Its: Managing General Partner


                                          ARK LAND COMPANY

                                          By: [SIGNATURE APPEARS HERE]

                                          Its: President

                                   EXHIBIT 1


EXAMPLE 1
---------

Assuming, for example, that Ark mines 22,000,000 tons of coal by the dragline method, then:


     1. Ark has mined 12,000,000 tons in excess of the amount mineable by conventional mining methods determined by subtracting the conventional method amounts (10,000,000) from the amount actually mined.

                     22,000,000 - 10,000,000 = 12,000,000

     2. Subtract the 12,000,000 tons in excess of the amount mineable by conventional methods from 30,000,000 tons (Excess Amount).

                     30,000,000 - 12,000,000 = 18,000,000

     3. If Ark does not open a new mine (which would increase the 22,000,000 tons actually recovered) then the proportion of excess coal not mined (in excess of conventional methods) bears to the Excess Amount of 30,000,000 is determined.

                                  18,000,000      =  .60
                              ------------------
                                  30,000,000

     4. Multiply the proportion determined in 3 above by $5,000,000 to determine the amount which Ark is required to refund.

                        .60  x  $5,000,000 = $3,000,000


EXAMPLE 2
---------

Assuming, for example, that Ark mines 50,000,000 tons, it will owe no refund to Lessor because it mined the entire Excess Amount.


EXAMPLE 3
---------

Assuming, for example, that Ark mines 5,000,000 tons, it will owe $1,000,000 because it failed to mine any of the Excess Amount and took the reduction of $.20 per ton

                                LEASE EXTENSION

           THIS LEASE EXTENSION ("Agreement") is made and entered into this 16 day of February, 1993 between SHONK LAND COMPANY LIMITED PARTNERSHIP ("Shonk") a West Virginia limited partnership, and ARK LAND COMPANY ("Ark"), a Delaware corporation.

                             ******RECITALS******

           Shonk and Lawson W. Hamilton, Jr. entered into an Agreement of Lease dated February 8, 1983, as amended (the "Lease"), wherein Shonk leased certain property and the right to mine coal therefrom to Lawson W. Hamilton, Jr.


           On July 30, 1989, Ark acquired the Lease by assignment from Lawson W. Hamilton, Jr. with the consent of Shonk.


           Shonk and Ark desire to extend the term of the Lease as provided
herein.                             ******

           NOW, THEREFORE, the parties agree as follows:

           1. The term of the Lease shall be extended for a term of twenty (20) additional lease years from the date of approval of the dragline capital expenditure by the Board of Directors of Ark's Sublessee and the Board of Directors of Arch Mineral Corporation or until exhaustion of all mineable and merchantable surface mineable coal from the property covered by the Lease, whichever is shorter. Ark will have the right to obtain further extensions as provided for in the Hamilton Lease after such extended term expires. Any and all such extended terms shall expire upon exhaustion of all mineable and merchantable coal leased by the Hamilton Lease.

           2.  All terms of the Lease, as amended, shall remain in effect.

           The parties have caused this Aqreement to be executed the day and year set forth above.


                                    SHONK LAND COMPANY LIMITED
                                    PARTNERSHIP


                                    By: /s/ J. S. Stevens, III
                                       ------------------------------------
                                    Title: Managing General Partner
                                          ---------------------------------


                                    ARK LAND COMPANY


                                    By: [SIGNATURE APPEARS HERE]
                                       ------------------------------------
                                    Title: Vice President
                                          ---------------------------------


STATE OF WEST VIRGINIA        )
                              )  SS.
COUNTY OF KANAWHA             )

           I, the undersigned, a Notary Public, in and for said State and County aforesaid, do hereby certify that J. S. Stevens, III, personally known to me to
                                  ------------------
be the same person whose name is as Managing General Partner of SHONK LAND
                                    ------------------------
COMPANY LIMITED PARTNERSHIP, a West Virginia limited partnership, subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he, being thereunto duly authorized, signed, sealed with the seal of said corporation and delivered the said instrument as the free and voluntary act of said corporation and as his own free and voluntary act, for the uses and purposes therein set forth.

           Given under my hand and notarial seal this 16th day of February, 1993.


                                    /s/ Barbara Blake
                                    ---------------------------------------
                                    Notary Public

My Commission Expires: 10-23-94                          [SEAL OF NOTARY PUBLIC
                                                              APPEARS HERE]

STATE OF ILLINOIS       )
                        )  SS.
COUNTY OF ST. CLAIR     )

           I, the undersigned, a Notary Public, in and for said State and County aforesaid, do hereby certify that Michael D. Bauersachs, personally known to me
                                  ---------------------
to be the same person whose name is as Vice President of ARK LAND COMPANY, a
                                       --------------
Delaware corporation, subscribed to the foregoing instrument, appeared before me this day in person and acknowledged that he, being thereunto duly authorized, signed, sealed with the seal of said corporation and delivered the said instrument as the free and voluntary act of said corporation and as his own free and voluntary act, for the uses and purposes therein set forth.


           Given under my hand and notarial seal this 15th day of February, 1993.

                                    /s/ Johnna Huggins
                                    ---------------------------------------
                                    Notary Public
My Commission Expires:                                 [SEAL OF NOTARY PUBLIC
                                                            APPEARS HERE]


THIS DOCUMENT PREPARED BY:


/s/ Miriam Rogers Singer
--------------------------------
Miriam Rogers Singer, Counsel
Ark Land Company
P.O. Box 4187
Fairview Heights, IL  62208
(618) 236-9033

                      MODIFICATION OF AMENDMENT OF LEASES
                      -----------------------------------

        THIS MODIFICATION OF AMENDMENT OF LEASES (the "Amendment"), is made and entered into this the 4th day of August, 1994, by and between SHONK LAND COMPANY LIMITED PARTNERSHIP, a West Virginia limited partnership ("Lessor") and ARK LAND COMPANY, a Delaware corporation ("Lessee" or "Ark").

                              W I T N E S S E T H:

        WHEREAS, Lessor and Lawson W. Hamilton, Jr. entered into an Agreement of Lease dated February 8, 1983 (the "Hamilton Lease"), wherein Lessor leased certain property and the right to mine coal therefrom to Lawson W. Hamilton, Jr.; and

        WHEREAS, on July 30, 1989, Ark acquired the Hamilton Lease, as amended, by assignment from Lawson W. Hamilton, Jr., with the consent of Lessor; and

        WHEREAS, Lessor and Ark entered into a certain Agreement of Lease, dated December 20, 1989 (the "Ark Lease"), wherein Lessor leased certain other property and the right to mine coal therefrom to Ark; and

        WHEREAS, The Hamilton Lease and Ark Lease, as both have been variously amended from time to time, are sometimes referred to collectively as the "Leases" and the property leased under the Hamilton Lease and the Ark Lease is sometimes referred to as the "Premises"; and

        WHEREAS, Ark subleased the Premises to Catenary Coal Company ("Catenary"), with the consent of Lessor; and

        WHEREAS, Catenary is considering constructing and operating a coal preparation facility on the premises (the "Preparation Plant"); and

        WHEREAS, To enhance the economic feasibility of constructing and operating the Preparation Plant, the parties have agreed to modify the production royalty obligation of Ark, subject to the terms and conditions contained herein.

        NOW, THEREFORE, based on the foregoing recitals, and the mutual covenants and conditions contained in the Ark Lease and the Hamilton Lease, the parties agree as follows:

                                   SECTION 1
                                   ---------

        1.1 A new Lease Year under the Hamilton Lease shall begin effective January 1, 1995.Each Lease Year thereafter shall commence on January 1 and terminate on December 31 of each calendar year.

        1.2 The minimum annual royalty payable under the Hamilton Lease shall be prorated to account for the shortened Lease Year as follows: On November 8, 1994, Ark shall pay to Lessor the sum of One Hundred One Thousand Nine Hundred Twenty-Three Dollars and Eight Cents ($101,923.08) as minimum annual royalty for the remainder of the current Lease Year. Commencing January 1 1995, Ark shall pay to Lessor the sum of Seven Hundred Thousand Dollars ($700,000.00), payable in advance, in equal quarterly payments of One Hundred Seventy-Five Thousand Dollars ($175,000.00) on the first day of January, April, July and October of each Lease Year. Commencing January 1, 2008, Ark shall pay to Lessor the sum of One Million Fifty Thousand Dollars ($1,050,000.00), payable in advance, in equal quarterly payments of Two Hundred Sixty-Two Thousand Five Hundred Dollars ($262,500.00) on the First day of January, April, July and October of each Lease Year.

                                   SECTION 2
                                   ---------

        2.1  Ark shall be entitled to a royalty deduction as follows:

        2.1.1 Commencing January 1,1995, and continuing thereafter through December 31, 1995, Ark shall be entitled to deduct $.50 per ton for all tons of coal mined and removed under the Leases, or either of them, and processed through the Preparation Plant after calculation of the production royalty required under the Ark Lease or the Hamilton Lease, as both have been amended previously and herein amended.

        2.1.2 For the purposes of this Agreement, "Preparation Plant" as referred to herein shall mean a modern and efficient coal processing facility designed, constructed or expanded so as to permit the eventual capacity to wash coal mined and removed from both surface and underground operations as contemplated by this Agreement.

        2.1.3 Commencing January 1,1996, and continuing thereafter through December 31, 1999, Ark shall be entitled to deduct $.40 per ton for all tons of coal mined and removed under the Leases, or either of them, and processed through the Preparation Plant after calculation of the production royalty required under the Ark Lease or the Hamilton Lease, as both have been amended previously and herein amended.

        2.1.4 Commencing January 1, 2000, and continuing thereafter through December 31, 2002, Ark shall be entitled to deduct $.30 per ton for all tons of coal mined and removed under the Leases, or either of them, and processed through the Preparation Plant after calculation of the production royalty required under the Ark Lease or the Hamilton Lease, as both have been amended previously and herein amended.

        2.1.5 Commencing January 1, 2003, and continuing thereafter through December 31, 2004, Ark shall be entitled to deduct $.20 per ton for all tons of coal mined and removed under the Leases, or either of them, and processed through the Preparation Plant after calculation of the production royalty required under the Ark Lease or the Hamilton Lease, as both have been amended previously and herein amended.

       2.1.6 Commencing January 1, 2005, and continuing thereafter through December 31, 2005, Ark shall be entitled to deduct $.10 per ton for all tons of coal mined and removed under the Leases, or either of them, and processed through the Preparation Plant after calculation of the production royalty required under the Ark Lease or the Hamilton Lease, as both have been amended previously and herein amended.

       2.2 Notwithstanding anything herein to the contrary, if during any Lease Year the total royalty reduction taken under Section 2.1 shall equal the sum of Six Hundred Thousand Dollars ($600,000.00), then all further royalty reductions pursuant to Section 2.1 shall abate for the remainder of the Lease Year, provided, however, that the royalty reduction provided for in Section 2.1 shall recommence in the next succeeding Lease Year.

       2.3 Notwithstanding anything herein to the contrary, if the total royalty reductions taken under Section 2.1 shall equal the sum of Three Million Dollars ($3,000,000.00), then all further royalty reductions pursuant to Section
2.1 shall immediately cease and terminate.

       2.4 Notwithstanding anything herein to the contrary, if on or before December 31, 2000, Ark shall not have in operation a deep mine on either the Hamilton Lease or the Ark Lease (the "Additional Mines"), then all further royalty reductions pursuant to Section 2.1 shall immediately cease and terminate.

                                   SECTION 3
                                   ---------

       3.1 Commencing January 1, 2001, and continuing through December 31, 2001, and for each calendar year thereafter, Ark shall mine and remove no less than Three Hundred Sixty Thousand (360,000) clean tons of coal from the Additional Mines, or either or them. This requirement shall hereinafter be referred to as the "Minimum Tonnage Requirement."

       3.2 If Ark fails to mine and remove the Minimum Tonnage Requirement in any lease year as set forth in Section 3.1, then Ark shall not, in any succeeding Lease Year, be entitled to take the royalty reduction provided for in
Section 2.1 and Section 2.1 shall become null and void and to have no effect in any subsequent Lease Year regardless of the amount of coal mined and removed from either of the Leased Properties.

       3.3 The Minimum Tonnage Requirement provided for in this Section 3 shall not be deemed to be cumulative.

                                   SECTION 4
                                   ---------

       4.1 Effective on the date on which coal is first processed through the Processing Plant, Ark shall pay to Lessor the sum of five and three-quarters percent (5.75%) of the gross sales price, as defined by the Leases, as amended, for all Rash Coal, as hereinafter defined, mined, not cleaned, and sold pursuant to the terms of the Leases.

       4.2   For purposes of calculating the royalty due Lessor under this
Section 4, the term "Rash Coal" shall mean any coal mined and sold pursuant to the terms of the Leases having an average gross selling price per ton of less than Fifteen Dollars ($15.00), as defined pursuant to the terms of the Leases.

       4.3 All royalty deductions and adjustments provided for in the Leases, as previously amended and as amended herein, shall apply to royalties payable on Rash Coal.

       4.4 All coal sold pursuant to Sections 4.1 and 4.2 will not be included as part of the tonnage requirement schedules provided for in Section 5 of the Hamilton Lease.

                                   SECTION 5
                                   ---------

       This Amendment shall be binding upon each of the parties and their respective permitted successors and assigns.
                                   SECTION 6
                                   ---------

       Except as amended hereby, all other terms of the Leases, as amended, remain in effect.

       IN WITNESS WHEREOF, the parties have caused this Agreement to be executed the day and year set forth above.

                                    SHONK LAND COMPANY LIMITED PARTNERSHIP


                                     By: [SIGNATURE ILLEGIBLE]
                                        -------------------------------
                                          Its: Managing General Partner


                                    ARK LAND COMPANY


                                     By: [SIGNATURE ILLEGIBLE]
                                        -------------------------------
                                         Its: Exec. Vice President

                                LETTER AGREEMENT
                                ----------------

     This binding Letter Agreement effective the 1st day of October, 1995, by and between SHONK LAND COMPANY LIMITED PARTNERSHIP ("Shonk") and ARK LAND COMPANY ("Ark").

     WHEREAS, Shonk leases to Ark coal properties in Boone and Kanawha County, West Virginia through lease documents commonly known by the parties as Shonk I (Hamilton Lease); and

     WHEREAS, the parties are currently involved in binding arbitration to resolve several issues in dispute and desire to settle these issues amicably outside the current litigation. These issues relating to arbitration are described in various documents exchanged by the parties since September, 1994; and

     WHEREAS, the purpose of this Letter Agreement is to establish and bind the parties to a settlement of the arbitration issues and all leases, amendments and agreements heretofore entered into by the parties shall remain in full force and effect, except as herein specifically modified.

     THEREFORE, in consideration of the above recitals and the mutual promises and covenants contained herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged, Ark and Shonk agree as follows:

          1.  Ark shall keep and not be required to repay the disputed
$933,243.65.

          2. Ark shall continue to receive credit for the Dragline Deduction and Preparation Plant Deduction as a direct deduction from production royalty under the Shonk I and Shonk II Leases. The parties agree that the deductions for the dragline and preparation plant shall be applied in a manner identical to that set forth in the September 25, 1995 Ark Royalty Report.

          3. Effective October 1, 1995 Ark shall not be entitled to include transloading fees as Allowable Transportation Cost for coal which is trucked, transloaded and sold F.O.B. barge. As to any other coal trucked, transloaded, and sold F.O.B., any other destinations Ark shall be entitled to deduct transloading as an allowable transportation cost if such transloading is incurred after the loading of the coal on the initial barge. Shonk will not be required to pay any alleged past due amount to Ark associated with and for any claimed transloading expenses.

          4. Ark shall be entitled to deduct all Allowable Transportation Cost outside the leased premises, except as specifically set forth herein.

          5. Ark shall, upon execution of this document, deliver to Shonk $200,000.00 as payment for all disputed past royalty amounts claimed by Shonk in the arbitration.

          6. Effective October 1,1995 the Shonk I Lease shall be deemed to be amended to create three (3) different categories of royalty calculations based on the "gross sales price" as defined therein, which are as follows:

               A. Gross sales price equal to or less than $15/per ton (rash coal).

                   Fixed royalty rate of 5.75%.

                   "Allowable Transportation Cost" as defined in the Shonk 1 Lease agreement may be deducted before calculating the royalty.

                   The $15/ton coal (rash coal) shall not be included in the amount of tonnage used for the graduated tonnage rate designated in the Shonk I Lease.

               B. Gross sales price greater than $15/ton but equal to or less than $30/ton.

                   Fixed rate royalty of 6%.

                   No deductions except the Dragline Deduction and Preparation Plant Deduction where applicable.

                   Coal sold for a gross sales price greater than $15.00 but equal to or less than $30.00 per ton shall not be included in the amount of tonnage used for the graduated tonnage rate designated in the Shonk I Lease.

               C.  Gross Sales price greater than $30/ton.

                   Included in graduated royalty rates described in Shonk I
                   Lease.

                   Allowable Transportation Cost as defined in the Shonk I Lease may be deducted before calculating the royalty.

The parties also agree that for the purposes of this Section gross sales price shall be determined on a monthly weighted average by customer by order.

          7. The parties agree that effective October 1,1995 production royalties under the Shonk I and Shonk II Leases shall be paid and deductions taken on "sold" tons. The parties also agree that royalty adjustments due to increases or decreases in gross sales price as a result of quality premiums or penalties shall be made at the royalty rate in effect at the time the coal was sold. Ark agrees to make a good faith estimate of any premium/penalty for the month coal is sold and pay royalties at the rate then in effect on the gross sales price adjusted for the estimated premium or penalty.

          8. The allocation of transportation expenses between in-lease and outside of lease is inherently one of a factual nature. Therefore, the parties hereto agree that the allocation of said expenses and the corresponding amount per ton to be added back to gross sales before the royalty calculation will be calculated on a yearly basis based upon the actual transportation contract entered by Ark's sublessee for transportation of the coal from the lease. This determination will be made prior to the first royalty report of each year. Ark agrees to provide sufficient information and documentation to enable Shonk to verify such rate. However, the parties hereto agree that the amount to be added back to gross sales per ton in-lease transportation for the remainder of 1995 will be $0.80 per ton and shall remain at such rate until such time as the transportation contract is amended.

          9. The parties agree that for the purposes of the quarterly adjustments of the Base Gross Selling price under the AEP/Cardinal Contract identified pursuant to the December 5,1992 Amendment of Leases any changes in price under the AEP/Cardinal Contract shall be determined on an F.O.B. Barge basis regardless of the actual point of delivery.

          10. This Letter Agreement shall be effective as of October 1, 1995 and all payments and calculations made with respect to coal sold after said date shall incorporate the provisions of this Agreement. Except as provided herein, the parties agree that all amounts due to Shonk and/or Ark on the disputed arbitrable issues have been fully paid through October 1,1995 and that all issues raised pursuant to the Simpson & Osborne Audit dated August 31,1994 shall be deemed to be resolved. The parties also hereby agree that as of the date hereof the Shonk I Lease is in full force and effect and there exist under the lease no known default, or known event, which with the passage of time or giving of notice, or both, may constitute a default, and all notices of default heretofore given are withdrawn.


                                           ARK LAND COMPANY


                                           By: [SIGNATURE ILLEGIBLE]
                                              ----------------------
                                           Title: President



                                           SHONK LAND COMPANY LIMITED
                                           PARTNERSHIP


                                           By: [SIGNATURE ILLEGIBLE]
                                              ----------------------

                                           Title: Managing Senior Partner


[NOTARY SEAL APPEARS HERE]

STATE OF MISSOURI   ,
         -----------

COUNTY OF ST. LOUIS , to wit:
          ----------

       The foregoing instrument was acknowledged before me this 1st day of
                                                                ---
October, 1995, on behalf of ARK LAND COMPANY, by David Peugh, its President.
-------                                          -----------      ---------

       My commission expires 9-1-96.
                             ------

                                                [SIGNATURE ILLEGIBLE]
                                                ---------------------
                                                Notary Public

STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, to wit:

     The foregoing instrument was acknowledged before me this 27th day of
                                                              ----
October, 1995, on behalf of SHONK LAND COMPANY LIMITED PARTNERSHIP, by
-------
J.S. Stevens III, its Managing General Partner.
----------------      ------------------------

     My commission expires 10-23-04.
                          ---------

                                                  /s/ Barbara Blake
                                                  ------------------------
                                                  Notary Public

                                                  [NOTARY SEAL APPEARS HERE]

                                   AGREEMENT
                                   ---------

      THIS AGREEMENT made this 27th day of November, 1996 by and between ARK
                               ----        --------
LAND COMPANY, a Delaware corporation. and SHONK LAND COMPANY LIMITED PARTNERSHIP, a West Virginia limited partnership.

      WHEREAS, Ark is the Lessee on certain tracts of land owned by Shonk pursuant to a Lease dated February 8. 1983, known as the Hamilton or Shonk I Lease. and a Lease dated December 20. 1989 known as the Shonk II or Ark Lease:

      WHEREAS, Ark is desirous of obtaining certain concessions pertaining to the above-mentioned leases; and

      WHEREAS, Shonk is willing to grant said concessions if Shonk is also granted certain concessions as to said Leases: and

      WHEREAS, the parties wish to memorialize their agreement and the various concessions:

      NOW, THEREFORE, WITNESSETH, the following Agreement:

      1. The parties agree to enter into an amendment of the Shonk II Lease which is attached hereto as Exhibit AA and incorporated herein by this reference and agree to abide by the terms and conditions contained therein.

      2. Shonk agrees to allow Ark (and its lessee) and American Electric Power to relocate the 138 KV power line presently located on Shonk's property to a the new location and according to the terms of that certain Memorandum of Understanding attached hereto as Exhibit BB and incorporated herein by this reference and the attached map. Shonk will have no obligation as to any cost or expense of this relocation, and Ark agrees to indemnify Shonk for any such cost or expense of said relocation.

      3. Shonk will allow Ark (or its lessee Catenary Coal) to dispose of used tires on Shonk's property according to the terms of that certain Consent and Indemnification Agreement attached hereto as Exhibit CC which includes the attendant attorney's opinion. surface owner s consent and regulatory consent letter.

      4. The above-mentioned Leases and any other agreements between the parties other than as amended above shall remain in full force and effect.

      5. The individuals executing this Agreement verify that they have full corporate authority in the case of Ark, and full partnership authority in the case of Shonk, to execute and enter into this Agreement.

      6. The parties agree to execute the attached agreements which constitute exhibits to this Agreement simultaneous with its execution of this Agreement.

          IN WITNESS WHEREOF. Shonk has caused this Agreement to be signed in its partnership name by its Managing General Partner and Ark has caused this Agreement to be signed by a duly authorized person, all of the day and year first above written.



                                        SHONK LAND COMPANY LIMITED
                                        PARTNERSHIP, a West Virginia
                                        limited partnership


                                        By: /s/ J. S. Stevens, III
                                           --------------------------
                                        Its: Managing General Partner

                                                    ARK LAND COMPANY, a Delaware
                                                    corporation

                                                    By: [SIGNATURE APPEARS HERE]
                                                       -------------------------

                                                          Its:    President
                                                              ------------------

STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, to-wit:

     The foregoing instrument was acknowledged before me this 13th day of December 1996, by J. S. Stevens, III, Managing General Partner of Shonk Land Company Limited Partnership, a limited partnership.

     My commission expires April 8, 2002.

                           /s/ Dena Ann Belisle
                          ---------------------
                              NOTARY PUBLIC
-------------------------
[OFFICIAL SEAL OF NOTARY
 PUBLIC APPEARS HERE]
-------------------------

STATE OF MISSOURI,

COUNTY OF ST. LOUIS, to-wit:


The foregoing instrument was acknowledged before me this 27th day of November, 1996, by Steven E. McCurdy, President of Ark Land Company, a Delaware corporation.

     My commission expires  5/14/2000

                            /s/ Johnna Huggins
                           --------------------
                               NOTARY PUBLIC
                                                        ------------------------
                                                        [OFFICIAL SEAL OF NOTARY
                                                          PUBLIC APPEARS HERE]
                                                        ------------------------

                                                                      EXHIBIT AA


                                LEASE AMENDMENT
                                ---------------


      THIS LEASE AMENDMENT, made and entered into this ____ day of ______, 1996, by and between SHONK LAND COMPANY LIMITED PARTNERSHIP, a West Virginia limited partnership ("Lessor") and ARK LAND COMPANY, a Delaware corporation ("Lessee" or "Ark").

     WHEREAS, Lessor and Ark entered into an Agreement of Lease dated December 20, 1989 (known as the Shonk II Lease and/or the Ark Lease), wherein Lessor leased certain property and the right to mine coal therefrom to Ark; and

     WHEREAS, the Shonk II Lease has been amended on previous occasions of which the lease and its amendments are collectively referred to as the "Lease"; and

     WHEREAS, the Lessor and Ark desire to once again amend the Shonk II Lease; and

     WHEREAS, the parties wish to memorialize said amendment subject to the terms and conditions contained herein.

     NOW, THEREFORE, based on the foregoing recitals and mutual covenants and the conditions contained in the Shonk II Lease and this Amendment, the parties agree as follows:

     l. Effective January 1, 1997, Paragraph 4.1 of the Shonk II Lease shall be amended to and the minimum royalty shall be amended as follows:

           4.1 Lessee agrees to pay the Lessor as a guaranteed minimum royalty (GMR) the sum of One Million Twenty Thousand Dollars ($1,020,000.00) for each and every lease year during the term of this Lease. As used herein, a lease year shall mean from January 1st to December 31st of each year. The GMR for each and every lease year shall be due and payable in equal monthly installments of Eighty-Five Thousand Dollars ($85,000.00) payable on the 25th day of each month during the term of this Lease.

     2. Effective upon the date of this Amendment, Ark hereby releases to Lessor, and Lessor hereby accepts from Ark, all of the coal in all seams below the Coalburg Seam of coal in Tract One (1) of the Shonk II Lease. Tract One (1) of the Shonk II Lease is more particularly shown on the map attached hereto as Exhibit A. The result of this release is that the Shonk II Lease will have no applicability or effect as to the above-mentioned coal.

     3. All other terms and conditions of the Shonk II Lease and its amendments shall remain in full force and effect.

     4. This Amendment is binding upon each of the parties, their respective successors and assigns.

     5. The individuals executing this Agreement verify that they have full corporate authority in the case of Ark, and full partnership authority in the case of Shonk, to execute and enter into this Amendment.

                                               LESSOR:

                                               SHONK LAND COMPANY LIMITED
                                               PARTNERSHIP, a West Virginia
                                               limited partnership


                                               By:_________________________

                                                  Its:_____________________


                                               LESSEE:


                                               ARK LAND COMPANY, a West Virginia
                                               corporation


                                               By:_____________________________

                                                  Its:_________________________

STATE OF WEST VIRGINIA,

COUNTY OF KANAWHA, to-wit:

     The foregoing instrument was acknowledged before me this _____ day of ______, 1996, by J. S. Stevens, III, Managing General Partner of Shonk Land Company Limited Partnership, a limited partnership.

     My commission expires __________________.


                           ________________________
                                NOTARY PUBLIC

STATE OF _________________,

COUNTY OF_________________, to-wit:

The foregoing instrument was acknowledged before me this ____ day of _________, 1996, by _______________, _________________, of Ark Land Company, a West
Virginia corporation.

     My commission expires ___________________.


                           ______________________
                               NOTARY PUBLIC

                                                                      EXHIBIT BB


                          MEMORANDUM OF UNDERSTANDING

     THIS AGREEMENT, made this ___ day of __________, 1996, between SHONK LAND COMPANY LIMITED PARTNERSHIP, ARK LAND COMPANY, CATENARY COAL COMPANY AND APPALACHIAN POWER COMPANY (hereinafter called "Appalachian"), will serve as the agreement whereby the parties hereto have agreed to the terms by which Appalachian will relocate a section of its Baileysville-Kanawha electric transmission line in order to accommodate mining plans of Catenary Coal Company.

     Whereas, Shonk Land Company and its lessees, through Agreement dated January 19, 1953, of record in the Boone County, West Virginia Clerk's office in Deed Book 76 at page 53 and in the Kanawha County, West Virginia Clerk's office in Deed Book 1038 at page 357 and through Agreement dated December 1, 1953, of record in the Boone County, West Virginia Clerk's Office in Contract Book 26, at page 1, granted Appalachian Electric Power Company (predecessor in title to Appalachian Power Company) an easement to construct, erect, operate and maintain a line or lines for the purpose of transmitting electric or other power in, on, along, over, through or across their lands; and,

     Whereas, Catenary Coal Company, sublessee of Shonk Land Company, has requested that Appalachian relocate a portion of its Baileysville-Kanawha electric transmission line covered by the above two referenced Agreements to accommodate the mining of coal; and,

     Whereas, Catenary Coal Company has agreed the total cost of said relocation shall be borne by Catenary Coal Company; and,

     Whereas, Appalachian has agreed to relocate its said facilities to accommodate said mining of coal as shown on Exhibit "A" attached hereto:

     It is agreed between the parties hereto that:

     l. Appalachian will relocate its Baileysville-Kanawha electric transmission line as shown on Exhibit "A" no later than ________ to accommodate the mining of Catenary Coal Company, and Shonk Land Company agrees to the new location on its lands as shown on Exhibit "A".

     2. Subsequent to the completion of the physical relocation of said electric transmission line, the parties hereto agree that the existing two Agreements cited above will be amended in so far as the centerline of the easement is concerned but otherwise the terms and conditions of said two Agreements shall remain in full force and effect. Appalachian shall prepare a supplemental right of way Agreement to accomplish the amendment which shall be executed by the parties hereto and recorded in the Clerk's Offices.

     3. The total cost of said relocation shall be borne by Catenary Coal
Company.

     IN TESTIMONY WHEREOF, the parties hereto have executed this Memorandum of Understanding as of the day and year first above written


                                          SHONK LAND COMPANY LIMITED PARTNERSHIP

                                          By:___________________________

                                          Its:__________________________

                                          ARK LAND COMPANY

                                          By:___________________________

                                          Its:__________________________

                                          CATENARY COAL COMPANY

                                          By:___________________________

                                          Its:__________________________

                                          APPALACHIAN POWER COMPANY

                                          By:___________________________
                                                     Vice-President

                                   EXHIBIT A
                          Memorandum of Understanding





                              [MAP APPEARS HERE]

                                                                      EXHIBIT CC

                     Consent and Indemnification Agreement


     THIS CONSENT AND INDEMNIFICATION AGREEMENT (the "Agreement") is made and effective this the 31st day of July, 1996, by and between Arch Mineral Corporation, a Delaware corporation ("Arch"), Ark Land Company, a Delaware Corporation ("Ark") and Catenary Coal Company, a Delaware corporation ("Catenary") and Shonk Land Company Limited Partnership, a West Virginia Limited Partnership ("Shonk").

     WHEREAS, Shonk has leased certain coal and mining rights located in Kanawha County, West Virginia to Ark, and, with the consent of Shonk, Ark has subleased such coal and mining rights to Catenary; and

     WHEREAS, such coal and mining rights are hereinafter referred to as the "Premises"; and

     WHEREAS, Ark is a wholly owned subsidiaries of Arch; and

     WHEREAS, Catenary is a wholly owned subsidiary of Catenary Coal Holdings, Inc., and Catenary Coal Holdings, Inc. is a wholly owned subsidiary of Arch; and

     WHEREAS, Catenary desires to dispose of waste tires used in conjunction with its mining operations on the Premises; and

     WHEREAS, Shonk has agreed to consent to such disposal on the express condition that Arch and Ark indemnify and save Shonk harmless from and against any and all liabilities, losses, claims, damages or demands which arise out of or are attributable to the disposal by Catenary of waste tires on the Premises.

     NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Upon execution of this Agreement, Shonk shall execute the Surface Owner's Consent, in the form of Exhibit 1, attached hereto and made a part hereof.

     2. Arch, Ark and Catenary shall indemnify and hold harmless Shonk from and against any losses or damages (a) arising out of or attributable to Catenary's failure to dispose of waste tires in full and strict compliance with all statutes, rules, regulations and requirements of any federal, state or local governmental authority or agency governing the disposal of waste tires on the Premises, including, but not limited to, that certain Memorandum of Understanding dated November 10, 1994, by and between the Office of Waste Management of the West Virginia Division of Environmental Protection, and the Office of Mining and Reclamation of the West Virginia Division of Environmental Protection and (b) arising out of or related to any future remedial actions with respect to the existence of any such waste tires placed on or under the Premises by Catenary and required to be taken by any federal, state or local governmental authority or agency pursuant to any future statutes, rules, and regulations governing the disposal of waste tires on the Premises, regardless of whether Catenary shall have complied with all statutes, rules, and regulations of any federal, state or local governmental authority or agency governing the disposal of waste tires on the Premises now existing or existing at the time of any such disposal.

     4. Upon execution of this Agreement, Arch shall deliver to Shonk the Opinion of Jeffry N. Quinn, Esq., in the form of Exhibit 2, attached hereto and made a part hereof.

     5. This Agreement and the exhibits attached hereto constitute the entire agreement and understanding of the parties in respect to the transaction contemplated hereby. All prior agreements, arrangements and understandings of the parties relating to the subject matter hereof are hereby superseded, and this Agreement shall not be modified, supplemented or changed in whole or in part other than by an agreement in writing signed by all parties hereto or their respective successors or assigns.

     6. This Agreement shall be binding and shall inure to the benefit of the parties hereto, their successors and assigns.

     7. This Agreement may be executed in one or more counterparts, each of which shall be deemed a original and all of which together shall constitute one agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day first above written.


                                          Arch Mineral Corporation

                                          By:___________________________

                                          Its:__________________________



                                          Ark Land Company

                                          By:___________________________

                                          Its:__________________________


                                          Catenary Coal Company

                                          By:___________________________

                                          Its:__________________________


                                          Shonk Land Company Limited Partnership

                                          By:___________________________

                                          Its:__________________________

                                                                       Exhibit 1


                            Surface Owner's Consent


     Shonk Land Company Limited Partnership, a West Virginia Limited Partnership hereby certifies that Catenary Coal Company shall be allowed to place waste tires, as defined by that certain Memorandum of Understanding dated
November 10, 1994, by and between the Office of Waste Management of the West Virginia Division of Environmental Protection, and the Office of Mining and Reclamation of the West Virginia Division of Environmental Protection, on that certain property owned by Shonk Land Company and encompassed by West Virginia Surface Mining Permit No.3024-90 and 3004-95.


                               Shonk Land Company Limited Partnership

                               By:  _________________________

                               Its: _________________________

STATE OF ________________ )
                          )  SS.
COUNTY OF _______________ )

     Sworn to and subscribed before me this ___ day of July, 1996 by ____________________________ as ___________________________ of Shonk Land
Company Limited Partnership, a West Virginia limited partnership, on behalf of said limited partnership.


                               _________________________________
                               Notary Public
                               My Commission Expires:

                                                                       Exhibit 2

                                 July 31, 1996



Shonk Land Company Limited Partnership
P.O. Box 969
Charleston, WV 25324

Gentlemen:

      I have acted as counsel to Arch Mineral Corporation, a Delaware corporation ("Arch"), Ark Land Company, a Delaware Corporation, and Catenary Coal Company ("Catenary"), a Delaware corporation, in connection with the Consent and Indemnification Agreement, dated July 31, 1996 (the "Agreement"), by and between Arch, Catenary and Shonk Land Company Limited Partnership ("Shonk").

      This opinion is being delivered pursuant to Section 4 of the Agreement. Unless otherwise defined herein, capitalized terms used herein are defined as set forth in the Agreement.

      I have participated in the preparation of, and have reviewed executed copies of the Agreement, have reviewed the Exhibits attached thereto, and have familiarized myself with Catenary's plan for disposal of waste tires on the Premises. As to questions of fact material to the opinions expressed herein, I have, when relevant facts were not independently established by me examined and relied upon the representations of the officers or other representatives of Arch, Catenary, Ark Land Company, or of public officials. Having regard for the foregoing considerations and such other considerations as I deem relevant, I am of the opinion that, upon Shonk's consent to Catenary's disposal of waste tires on the Premises and after all necessary revisions to Catenary's permit, Catenary's plan for disposal of waste tires on the Premises conforms to all requirements of any federal, state or local governmental authority or agency governing the disposal of waste tires on the Premises, including but not limited to, that certain Memorandum of Understanding dated November 10, 1994, by and between the Office of Waste Management of the West Virginia Division of Environmental Protection, and the Office of Mining and Reclamation of the West Virginia Division of Environmental Protection.

      The opinions set forth herein are rendered only to you and are solely for your benefit in connection with the Agreement. The opinions set forth herein may not be relied upon by you for any other purpose or relied upon by any other person for any purpose without our prior written consent.

Shonk Land Company Limited Partnership
July 31, 1996
Page 2



      This opinion letter is governed by, and shall be interpreted in accordance with, the legal Opinion Accord (the "Accord") of the ABA Section of Business Law
(1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith.

                               Very truly yours,



                               Jeffry N. Quinn

                     Consent and Indemnification Agreement

     THIS CONSENT AND INDEMNIFICATION AGREEMENT (the "Agreement") is made and effective this the 31st day of July, 1996, by and between Arch Mineral Corporation, a Delaware corporation ("Arch"), Ark Land Company a Delaware Corporation ("Ark") and Catenary Coal Company, a Delaware corporation ("Catenary") and Shonk Land Company Limited Partnership, a West Virginia Limited Partnership ("Shonk").

     WHEREAS, Shonk has leased certain coal and mining rights located in Kanawha County, West Virginia to Ark, and, with the consent of Shonk Ark has subleased such coal and mining rights to Catenary; and

     WHEREAS, such coal and mining rights are hereinafter referred to as the "Premises"; and

     WHEREAS, Ark is a wholly owned subsidiaries of Arch; and

     WHEREAS, Catenary is a wholly owned subsidiary of Catenary Coal Holdings, Inc., and Catenary Coal Holdings Inc. is a wholly owned subsidiary of Arch; and

     WHEREAS, Catenary desires to dispose of waste tires used in conjunction with its mining operations on the Premises, and

     WHEREAS, Shonk has agreed to consent to such disposal on the express condition that Arch and Ark indemnify and save Shonk harmless from and against any and all liabilities, losses, claims, damages or demands which arise out of or are attributable to the disposal by Catenary of waste tires on the Premises.

     NOW, THEREFORE, for and in consideration of the mutual covenants and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Upon execution of this Agreement, Shonk shall execute the Surface Owner's Consent, in the form of Exhibit 1, attached hereto and made a part hereof.

     2. Arch, Ark and Catenary shall indemnify and hold harmless Shonk from and against any losses or damages (a) arising out of or attributable to Catenary's failure to dispose of waste tires in full and strict compliance with all statutes, rules, regulations and requirements of any federal, state or local governmental authority or agency governing the disposal of waste tires on the Premises, including, but not limited to, that certain Memorandum of Understanding dated November 10,1994, by and between the Office of Waste Management of the West Virginia Division of Environmental Protection, and the Office of Mining and Reclamation of the West Virginia Division of Environmental Protection and (b) arising out of or related to any future remedial actions with respect to the existence of any such waste tires placed on or under the Premises by Catenary and required to be taken by any federal, state or local governmental authority or agency pursuant to any future statutes, rules, and regulations governing the disposal of waste tires on the Premises, regardless of whether Catenary shall have complied with all statutes, rules, and regulations of any federal, state or local governmental authority or agency governing the disposal of waste tires on the Premises now existing or existing at the time of any such disposal.

      4. Upon execution of this Agreement, Arch shall deliver to Shonk the Opinion of Jeffry N. Quinn, Esq., in the form of Exhibit 2, attached hereto and made a part hereof.

      5. This Agreement and the exhibits attached hereto constitute the entire agreement and understanding of the parties in respect to the transaction contemplated hereby. All prior agreements, arrangements and understandings of the parties relating to the subject matter hereof are hereby superseded, and this Agreement shall not be modified, supplemented or changed in whole or in part other than by an agreement in writing signed by all parties hereto or their respective successors or assigns.

      6. This Agreement shall be binding and shall inure to the benefit of the parties hereto, their successors and assigns.

      7. This Agreement may be executed in one or more counterparts, each of which shall be deemed a original and all of which together shall constitute one agreement.

      IN WITNESS WHEREOF, the parties have executed this Agreement on the day first above written.


                                    Arch Mineral Corporation

                                    By: [SIGNATURE ILLEGIBLE]
                                       --------------------------

                                    Its: Vice President



                                    Ark Land Company

                                    By: [SIGNATURE ILLEGIBLE]
                                       --------------------------

                                    Its: President


                                    Catenary Coal Company

                                    By: [SIGNATURE ILLEGIBLE]
                                       --------------------------

                                    Its: Vice President


                                    Shonk Land Company Limited Partnership

                                    By: J. S. Stevens, III
                                       --------------------------

                                    Its: Managing General Partner

                                                                       Exhibit 1

                            Surface Owner's Consent


     Shonk Land Company Limited Partnership, a West Virginia Limited Partnership hereby certifies that Catenary Coal Company shall be allowed to place waste tires, as defined by that certain Memorandum of Understanding dated November
10, 1994, by and between the Office of Waste Management of the West Virginia Division of Environmental Protection, and the Office of Mining and Reclamation of the West Virginia Division of Environmental Protection, on that certain property owned by Shonk Land Company and encompassed by West Virginia Surface Mining Permit No.3024-90 and 3004-95.


                               Shonk Land Company Limited Partnership

                               By:  __________________________

                               Its: __________________________



STATE OF West Virginia        )
                              ) SS.
COUNTY OF ___________________ )

     Sworn to and subscribed before me this ___ day of July, 1996 by
___________________________ as   __________________________ of Shonk Land
Company Limited Partnership, a West Virginia limited partnership, on behalf of said limited partnership.


                                           ___________________________________
                                           Notary Public
                                           My Commission Expires:

                                                                       Exhibit 2

                                 July 31, 1996



Shonk Land Company Limited Partnership
P.O. Box 969
Charleston, WV 25324

Gentlemen:

           I have acted as counsel to Arch Mineral Corporation, a Delaware corporation ("Arch"), Ark Land Company, a Delaware Corporation, and Catenary Coal Company ("Catenary"), a Delaware corporation, in connection with the Consent and Indemnification Agreement, dated July 31,1996 (the "Agreement"), by and between Arch, Catenary and Shonk Land Company Limited Partnership ("Shonk").

           This opinion is being delivered pursuant to Section 4 of the Agreement. Unless otherwise defined herein, capitalized terms used herein are defined as set forth in the Agreement.

           I have participated in the preparation of, and have reviewed executed copies of the Agreement, have reviewed the Exhibits attached thereto, and have familiarized myself with Catenary's plan for disposal of waste tires on the Premises. As to questions of fact material to the opinions expressed herein, I have, when relevant facts were not independently established by me examined and relied upon the representations of the officers or other representatives of Arch, Catenary. Ark Land Company, or of public officials. Having regard for the foregoing considerations and such other considerations as I deem relevant, I am of the opinion that, upon Shonk's consent to Catenary's disposal of waste tires on the Premises and after all necessary revisions to Catenary's permit, Catenary's plan for disposal of waste tires on the Premises conforms to all requirements of any federal, state or local governmental authority or agency governing the disposal of waste tires on the Premises, including, but not limited to, that certain Memorandum of Understanding dated November 10, 1994, by and between the Office of Waste Management of the West Virginia Division of Environmental Protection, and the Office of Mining and Reclamation of the West Virginia Division of Environmental Protection.

          The opinions set forth herein are rendered only to you and are solely for your benefit in connection with the Agreement. The opinions set forth herein may not be relied upon by you for any other purpose or relied upon by any other person for any purpose without our prior written consent.

Shonk Land Company Limited Partnership
July 31, 1996
Page 2



     This opinion letter is governed by, and shall be interpreted in accordance with, the legal opinion Accord (the "Accord") of the ABA Section of Business Law
(1991). As a consequence, it is subject to a number of qualifications, exceptions, definitions, limitations on coverage and other limitations, all as more particularly described in the Accord, and this Opinion Letter should be read in conjunction therewith.

                                         Very truly yours,



                                         Jeffry N. Quinn